     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999


                                                       REGISTRATION NO. 33-76432
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 5 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                            ------------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                             (Exact name of Trust)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           1300 SOUTH CLINTON STREET
                                 P.O. BOX 1110
                              FORT WAYNE, IN 46801
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------


Name and complete address of agent for                   Copy to:
               service:
         Brian Burke, Esquire                    George N. Gingold, Esq.
               Counsel                            197 King Philip Drive
         The Lincoln National                       West Hartford, CT
        Life Insurance Company                          06117-1409
      1300 South Clinton Street
            P.O. Box 1110
      Fort Wayne, Indiana 46801


                            ------------------------


    Title of securities being registered: Flexible Premium Variable Life Insurance Policies.



    Approximate date of proposed public offering: Continuous


    It is proposed that this filing will become effective (check appropriate box)

        / /  immediately upon filing pursuant to paragraph (b)

        /X/  on May 1, 1999 pursuant to paragraph (b)

        / /  60 days after filing pursuant to paragraph (a) (1)

        / /  on (date) pursuant to paragraph (a) (1) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

 N-8B-2
  ITEM     CAPTION IN PROSPECTUS
---------  ---------------------------------------------------------------------------------------------------------
        1  Cover Page

        2  Cover Page

        3  Not applicable

        4  Distribution of the Policy

        5  Lincoln Life, The General Account and The Separate Account

        6  The Account

        7  Not applicable

        8  Not applicable

        9  Legal Proceedings

       10  Summary of the Policy; The Policy; The Separate Account; The Investment Advisors; Addition, Deletion or
             Substitution of Investments; Charges and Deductions; Policy Benefits; Voting Rights; General Provisions

       11  Summary of the Policy; The Investment Advisors

       12  Summary of the Policy; The Investment advisors

       13  Summary of the Policy; Charges and Deductions

       14  Summary of the Policy; Requirements for Issuance of Policy

       15  Premium Payment and Allocation of Premiums

       16  Premium Payment and Allocation of Premiums; The Separate Account

       17  Summary of the Policy; Charges and Deductions; Policy Benefits

       18  Premium Payment and Allocation of Premiums; Policy Benefits

       19  General Provisions; Voting Rights

       20  Not Applicable

       21  Policy Benefits; General Provisions

       22  Not applicable

       23  Safekeeping of the Account's Assets

       24  General Provisions

       25  Lincoln Life

       26  Not applicable

       27  Investment Advisors; Charges and Deductions

       28  Executive Officers and Directors of Lincoln National Life Insurance Co.

       29  Lincoln Life, The General Account, and The Separate Account

       30  Not applicable

       31  Not applicable

       32  Not applicable

       33  Not applicable

       34  Not applicable

       35  The Policy

 N-8B-2
  ITEM     CAPTION IN PROSPECTUS
---------  ---------------------------------------------------------------------------------------------------------
       36  Not applicable

       37  Not applicable

       38  Summary of the Policy; Distribution of the Policy

       39  Summary of the Policy; Distribution of the Policy

       40  Not applicable

       41  Distribution of the Policy

       42  Not applicable

       43  Not applicable

       44  Charges and Deductions

       45  Not applicable

       46  Policy Benefits

       47  Not applicable

       48  Not applicable

       49  Not applicable

       50  Not applicable

       51  Cover Page; Summary of the Policy; Charges and Deductions; Policy Benefits; The Policy

       52  Addition, Deletion or Substitution of Investments

       53  Federal Tax Matters

       54  Not applicable

       55  Not applicable

       56  Not applicable

       57  Not applicable

       58  Not applicable

       59  Not applicable

MULTI FUND-REGISTERED TRADEMARK- VARIABLE LIFE


LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K



Home Office Location and Administrative Mailing Address:


Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
800-4LINCOLN  (800-454-6265)


This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", the "company").



The policy features:



- flexible premium payments;



- a choice of two death benefit options;



- a choice of underlying investment options.



The mutual funds ("funds") available through Lincoln Life Flexible Premium Variable Life Account J ("Separate Account") are:


- Lincoln National Aggressive Growth Fund, Inc.

- Lincoln National Bond Fund, Inc.

- Lincoln National Capital Appreciation Fund, Inc.

- Lincoln National Equity-Income Fund, Inc.

- Lincoln National Global Asset Allocation Fund, Inc.

- Lincoln National Growth and Income Fund, Inc.

- Lincoln National International Fund, Inc.

- Lincoln National Managed Fund, Inc.

- Lincoln National Money Market Fund, Inc.

- Lincoln National Social Awareness Fund, Inc.

- Lincoln National Special Opportunities Fund, Inc.

- Delaware Group Premium Fund, Inc.


  -- Growth and Income Series
    (formerly Decatur Total Return)


  -- Trend Series

  -- Global Bond Series


This policy is designed to provide life insurance protection. Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. The value of the policy depends on the investment results of the funding options you select.



It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the policy. This prospectus and the prospectuses of the Funds, furnished with this prospectus, should be read carefully to understand the policy being offered.



TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS PROSPECTUS OR DETERMINED IT IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.



THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.



                         Prospectus Dated: May 1, 1999

TABLE OF CONTENTS

                                          PAGE
--------------------------------------------------
SUMMARY OF THE POLICY                           1
--------------------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT,
  AND THE SEPARATE ACCOUNT
Lincoln Life                                    5
The General Account                             5
The Separate Account                            5
Fund participation agreements
The investment advisors                         6
Addition, deletion or substitution of
  investments                                   7
--------------------------------------------------
THE POLICY
Requirements for issuance of a policy           7
Units and unit values                           8
Premium payment and allocation of
  premiums                                      8
Dollar cost averaging program                  10
Effective date                                 10
Right to examine policy                        10
Policy termination                             11
--------------------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge                      11
Contingent deferred sales charge               11
Contingent deferred administrative
  charge                                       12
Surrender charge                               12
Monthly deductions                             12
Cost of insurance charges                      13
Monthly charge                                 13
Fund charges and expenses                      14
Mortality and expense risk charge              14
Other charges                                  15
Reduction of charges                           15
Exchange of Lincoln Life Universal
  Life policies                                15
Term conversion credits                        16
--------------------------------------------------
POLICY BENEFITS
Death benefit and death benefit types          16
Death benefit guarantee                        18
Policy changes                                 18
Policy value                                   18
Transfer between subaccounts                   20
Transfer to and from the General
  Account                                      20
Loans                                          20
Withdrawals                                    21

                                          PAGE
--------------------------------------------------
Policy lapse and reinstatement                 22
Surrender of the policy                        22
Proceeds and payment options                   22
--------------------------------------------------
GENERAL PROVISIONS
The contract                                   23
Suicide                                        23
Representations and contestability             24
Incorrect age or sex                           24
Change of owner or beneficiary                 24
Assignment                                     24
Reports and records                            25
Projection of benefits and values              25
Postponement of payments                       25
Riders                                         25
--------------------------------------------------
DISTRIBUTION OF THE POLICY                     27
--------------------------------------------------
FEDERAL TAX MATTERS
Tax status of the policy                       28
Tax treatment of policy benefits               29
Taxation of the Separate Account               31
--------------------------------------------------
VOTING RIGHTS                                  31
--------------------------------------------------
STATE REGULATION OF LINCOLN LIFE AND
  THE SEPARATE ACCOUNT                         32
--------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S
  ASSETS                                       32
--------------------------------------------------
LEGAL PROCEEDINGS                              32
--------------------------------------------------
OFFICERS & DIRECTORS OF LINCOLN
  NATIONAL LIFE INSURANCE CO.                  33
--------------------------------------------------
EXPERTS                                        34
--------------------------------------------------
PREPARING FOR YEAR 2000                        35
--------------------------------------------------
ADDITIONAL INFORMATION                         36
--------------------------------------------------
APPENDIX A: Table of base minimum
  premiums                                     37
--------------------------------------------------
APPENDIX B: Table of surrender
  charges                                      39
--------------------------------------------------
APPENDIX C: Illustrations of policy
  values                                       41
--------------------------------------------------
FINANCIAL STATEMENTS
Separate Account Financials                   K-1
Company Financials                            S-1

SUMMARY OF THE POLICY


This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. (Regulations in your state may vary the provisions of your own policy.) Its value may change on a:



  1.) fixed basis;



  2.) variable basis; or a



  3.) combination of both fixed and variable bases.



At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.



INITIAL CHOICES TO BE MADE



The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.



You, as the owner, have three important choices to make:



  1.) one of the two death benefit types



  2.) the amount of premium you want to pay; and



  3.) the amount of your net premium payment to be placed in each of the funding options you select.



LEVEL OR VARYING DEATH BENEFIT



We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.



When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. See page 16.



For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. See page 18. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. See page 20.



AMOUNT OF PREMIUM PAYMENT



When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on page 8. If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. See page 22.

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. See page 10.



HOW ARE MY PREMIUMS PROCESSED?



You determine in the application what portions of net premiums are to be allocated to the General Account and or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.



SELECTION OF FUNDING VEHICLES



You must choose the funds or series in which you want to place each net premium payment. Twelve subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual funds you select goes up in value, so does the cash value of your policy.



You may also choose to place all or part of your premium payment into the General Account, Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information on the General Account, see page 5.



You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. The available funds or series are:


FUNDS
All of the FUNDS with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. The Special Opportunities Fund is open-end, but is non-diversified.

AGGRESSIVE GROWTH FUND (1994) -- The investment objective is maximum capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.

BOND FUND (1981) -- The investment objective is maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

CAPITAL APPRECIATION FUND (1994) -- The investment objective is long-term growth of capital consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk (high-risk) bonds.

EQUITY-INCOME FUND (1994) -- The investment objective is to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

GLOBAL ASSET ALLOCATION FUND (1987) -- The investment objective is long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.

GROWTH AND INCOME FUND (1981) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

INTERNATIONAL FUND (1991) -- The investment objective is maximum long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.

MANAGED FUND (1983) -- The investment objective is maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds and money market securities, as determined by an investment committee.

MONEY MARKET FUND (1981) -- The investment objective is maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.

SOCIAL AWARENESS FUND (1988) -- The investment objective is long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.

SPECIAL OPPORTUNITIES FUND (1981) -- The investment objective is maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

SERIES
Three series are being offered by Delaware Group Premium Fund, Inc.


GROWTH AND INCOME (FORMERLY DECATUR TOTAL RETURN) -- Seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. It invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the series' objective.


TREND -- Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

GLOBAL BOND -- Seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. This series is a global fund. As such, at least 65% of the series' assets will be invested in fixed income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States.


WHAT CHARGES AND DEDUCTIONS
ARE MADE FROM MY POLICY?



We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. See page 11.

Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on page 14 shows your current expense levels for each fund or series.



Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transfered. Currently, this charge is being waived. See page 20.



The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. See page 12.



You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. See page 20.



BUYING VARIABLE LIFE INSURANCE



The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.



A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.



Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.



Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.



Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.



The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see page 29) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge (see page 12) and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see page 16). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.



Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail beginning on page 12. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).


LINCOLN LIFE,
THE GENERAL ACCOUNT AND
THE SEPARATE ACCOUNT

LINCOLN LIFE

Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.


Lincoln Life is wholly owned by Lincoln National Corp. ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through its affiliated companies, collectively Lincoln Financial Group, LNC provides wealth accumulation and protection products and services including annuities, life insurance, 401(k) plans, life-health reinsurance, institutional investment management and mutual funds.


THE GENERAL ACCOUNT


The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account is not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").


THE SEPARATE ACCOUNT


We established the separate account on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open.

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.


The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:


Lincoln National Aggressive Growth Fund, Inc.
Lincoln National Bond Fund, Inc.
Lincoln National Capital Appreciation Fund, Inc.
Lincoln National Equity-Income Fund, Inc.
Lincoln National Global Asset Allocation Fund, Inc.
Lincoln National Growth and Income Fund, Inc.
Lincoln National International Fund, Inc.
Lincoln National Managed Fund, Inc.
Lincoln National Money Market Fund, Inc.
Lincoln National Social Awareness Fund, Inc.
Lincoln National Special Opportunities Fund, Inc.
Delaware Growth and Income (formerly Decatur Total Return)
Delaware Trend Series
Delaware Global Bond Series



Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, We have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict.



There is no assurance that any fund or series will achieve its stated objective.


THE INVESTMENT ADVISORS


Lincoln Investment Management Inc. ("Lincoln Investment") is the investment advisor for the funds. Lincoln Investment is a wholly owned subsidiary of LNC. Lincoln Investment is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802, and is registered with the Securities and Exchange Commission as an investment adviser.



Additionally, Lincoln Investment currently has five sub-advisory agreements in which the sub-advisor may perform some or substantially all of the investment advisory services required by nine of the funds. No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements. The following lists the five sub-advisors and the respective funds for which they act:



SUB-ADVISOR                                    FUND(S)
Clay Finlay, Inc.                              International
Fidelity Management
  Trust Co.                                    Equity-Income
Janus Capital Corp.                            Capital Appreciation
Putnam Investment
  Management, Inc.                             Aggressive Growth
                                               Global Asset Allocation
Vantage Investment Advisors, Inc.              Growth and Income; Managed (for stock
                                               portfolio); Social Awareness; and Special
                                               Opportunities

The Bond and Money Market Funds do not have sub-advisors.


Delaware Management is the investment advisor for the Delaware Growth and Income Series (formerly Decatur Total Return) and the Delaware Trend Series. Delaware International, an affiliate of Delaware Management, is the investment advisor for the Delaware Global Bond Series. Delaware Management is a wholly-owned, indirect subsidiary of Delaware Management Holdings, Inc. On April 3, 1995, Delaware Management Holdings, Inc. merged with LNC, the holding company for Lincoln National Life Insurance Co. As a result of the merger, Delaware Management Holdings and Delaware Management became indirect, wholly-owned subsidiaries of and are thus subject to the ultimate control of LNC. Delaware Management and Delaware International are registered with the Securities and Exchange Commission as investment advisers.


ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS


Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any fund or series and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.



Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life.



In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.


THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY


Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.


Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES


The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrender and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount
 . The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.


The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.


PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS



Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.



You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.



Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death benefit guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.



PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.



The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.



NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).



ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.



The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.


DOLLAR COST AVERAGING PROGRAM


You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.



DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.



There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.


EFFECTIVE DATE


For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.



For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.



RIGHT TO EXAMINE POLICY



The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the notice of withdrawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at our administrative mailing address or to the registered agent who sold it.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

  2)  the policy is surrendered,

  3)  the insured dies, or

  4)  the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:


  1.) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;



  2.) Administering the policy;



  3.) Assuming certain risks in connection with the policy;



  4.) Incurring expenses in distributing the policy.


The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

  a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

  b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.


CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge (CDSC) which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.


During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).


During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.


DURING POLICY YEAR                             PERCENT OF CDSD AND CDAC
(OR AFTER AN INCREASE)                         TO BE DEDUCTED
--------------------------------------------------------------------------------------------
 2,3,4,5                                       100%
 6                                             95%
 7                                             90%
 8                                             85%
 9                                             80%
10                                             70%
11                                             60%
12                                             50%
13                                             40%
14                                             30%
15                                             20%
16                                             10%



When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.


SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.



COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.



The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:


  a.  The death benefit on the monthly anniversary day; divided by

  b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

  c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

  d.  1,000; the result multiplied by

  e.  The applicable cost of insurance rate per $1,000 as described below.


The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.



The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.


The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.


MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .35% to .93%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.



                                                                Total Annual                       Total Fund
                                                             Operating Expenses      Total     Operating Expenses
                                                  Other      Without Waivers or   Waivers and   with Waivers or
Fund                         Management Fee*    Expenses*        Reductions*      Reductions*     Reductions*
-----------------------------------------------------------------------------------------------------------------
Aggressive Growth                     .73%            .08%              .81%             .00%            .81%
Bond                                  .44%            .13%              .57%             .00%            .57%
Capital Appreciation                  .76%            .07%              .83%             .00%            .83%
Equity-Income                         .72%            .07%              .79%             .00%            .79%
Global Asset Allocation               .72%            .19%              .91%             .00%            .91%
Growth and Income                     .31%            .04%              .35%             .00%            .35%
International                         .79%            .14%              .93%             .00%            .93%
Managed                               .34%            .05%              .39%             .00%            .39%
Money Market                          .48%            .11%              .59%             .00%            .59%
Social Awareness                      .34%            .04%              .38%             .00%            .38%
Special Opportunities                 .36%            .06%              .42%             .00%            .42%

Series
Growth and Income (1)                 .64%            .11%              .75%             .00%            .75%
Trend (2)                             .75%            .10%              .85%           (.04)%            .81%
Global Bond (2)                       .75%            .17%              .92%           (.07)%            .85%


*Expressed as an annual percentage of each entity's average daily net assets.


(1) The investment advisor for the Growth and Income Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 1999 through October 31, 1999, DMC has voluntarily agreed to waive its management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80% for the Growth and Income Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.



(2) The investment advisor for the Trend Series is Delaware Management Company, Inc. ("DMC"). The investment advisor for the Global Bond Series is Delaware International Advisors, Limited ("DIAL"). Effective May 1, 1999 through October 31, 1999, DMC and DIAL have voluntarily agreed to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 0.85% for the Trend Series and 0.85% for the Global Bond Series. Pursuant to a vote of the Fund's shareholders on March 17, 1999, a new management fee structure based on average daily net assets was approved as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.


See the prospectuses of the funds and series for more complete information about their expenses.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the reduction will never exceed .10%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.


OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.


No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Federal tax matters).


REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE
UNIVERSAL LIFE POLICIES


Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS


We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.


POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES


As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.



The policy offers two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes.)



TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.


TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table below:


ATTAINED   SPECIFIED  ATTAINED   SPECIFIED  ATTAINED   SPECIFIED
AGE        PERCENTAGE AGE        PERCENTAGE AGE        PERCENTAGE
----------------------------------------------------------------
40 OR
YOUNGER    250%       59         134%       91         104%
41         243        60         130        92         103
42         236        61         128        93         102
43         229        62         126        94         101
44         222        63         124        95 OR      100
45         215        64         122        OLDER
46         209        65         120
47         203        66         119
48         197        67         118
49         191        68         117
50         185        69         116
51         178        70         115
52         171        71         113
53         164        72         111
54         157        73         109
55         150        74         107
56         146        75         105
57         142        THROUGH
58         138        90


EXAMPLES. For both examples, assume that the insured dies at under the age of 40 and that there is no outstanding policy loan.


Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE


We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.


POLICY CHANGES


CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.



If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.



If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.



CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.


POLICY VALUE


The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

  a.  The monthly charge;

  b.  The cost of insurance for the first month;

  c.  Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  All partial surrender charges deducted since the preceding day;

  j.  The monthly charge;

  k.  The cost of insurance for the following month;

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.


The charges and deductions described above are further discussed in Charges and deductions.


NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund or series, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period.

The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS


Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.


TRANSFER TO AND FROM THE GENERAL ACCOUNT


Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.


LOANS


You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)



A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters.)


LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.)



DEDUCTION OF LOAN AND LOAN INTEREST. Ordinarily the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.


The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.


LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.


WITHDRAWALS


Any time after the first policy year, and during the lifetime of the insured, you may make a cash withdrawal from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Federal tax matters.)



DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.


EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.



No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.



Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments.)


POLICY LAPSE AND REINSTATEMENT


During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.



A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.



You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.


SURRENDER OF THE POLICY


You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administative mailing address. The surrender of the policy may have tax consequences.


PROCEEDS AND PAYMENT OPTIONS


PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.


PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.



You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.


The option date is any date the policy terminates under the termination provision.


Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.


When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT


The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.



The policy is non-participating; it will not share in our profit or surplus earnings.


SUICIDE


If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY


The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner. The request must be in writing on a form suitable to us. The change will be effective the day that the request is received in our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.



The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to us. We reserve the right to require the policy for endorsement of the change of beneficiary designation.



If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other Beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.


ASSIGNMENT


Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS


We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.



In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.



We have entered into an agreement with Delaware Management Company, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.


PROJECTION OF BENEFITS AND VALUES


At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.


POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date reduces the next regular option date
 . This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.


WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.



DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.


CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.


ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.



JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.



LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.


LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICY


Lincoln Life offers the policies in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.



The policy will be sold by registered representatives of broker dealers (including Lincoln Life) who are appointed as Lincoln Life's life insurance agents. These representatives ordinarily receive commissions and service fees up to 60% of the first year required premium (the death benefit guarantee monthly premium times 12), plus up to 2% of all other premiums paid, plus 0.25% of accumulated policy values in the third policy year and each year thereafter. The local agency receives additional compensation on the first year required premium and all additional premiums, plus a small percentage of accumulated policy values. In some situations, the local agency may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under the policy.

FEDERAL TAX MATTERS


The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not purport either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretation by the IRS. Federal tax laws may change without notice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.


TAX STATUS OF THE POLICY


Section 7702 of the Code includes a definition of a life insurance contract for federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is authorized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been issued. In addition, section 7702 of the Code was amended by imposing certain modified requirements with respect to the mortality (i.e., cost of insurance ) and other expense charges that are to be used in determining compliance of the policies with section 7702. Guidance as to how these modified requirements are to be applied is extremely limited. If a policy were determined not to be a life insurance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance policy.



With respect to a policy (other than a policy in respect of a smoker) issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., preferred basis), while there is some uncertainty due to the lack of regulations and the limited guidance on the modified section 7702 requirements, Lincoln Life nonetheless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), a policy in respect of a smoker issued on a standard rate class or a rate class with a lower mortality risk, or a policy which has a last survivor of multiple insureds or first to die of multiple insureds feature, there is even less guidance in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any premiums refunded as required by law). For these reasons, we reserve the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds or series in which it invests, intends to comply with the diversification requirements prescribed in Treasury Regulations, which affect how each fund's or series assets may be invested. Lincoln Life does not have control over the funds or series or their investments. Nonetheless, Lincoln Life believes that the funds or series will be operated in compliance with the requirements prescribed by the Treasury.

The regulations relating to diversification requirements do not provide guidance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provided, the policy may need to be modified to comply with such guidance. As of the date of this prospectus, the Treasury Department has issued no guidelines on this subject, although it has indicated informally that guidelines could limit the number of underlying funds or the frequency of transfers among those funds. Such guidelines may apply prospectively only, although retroactive effect is possible if the guidelines are considered not to embody a new position. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

1. IN GENERAL. Lincoln Life believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.


A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a partial withdrawal, a lapse with outstanding indebtedness, exchange of a policy, or a surrender may have tax consequences depending upon the circumstances. Federal estate and generation skipping transfer, and state and local estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.



2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a MEC depending upon the amount of premiums paid in relation to the death benefit provided under such policy. In addition, if a policy is "materially changed," it may be treated as a MEC depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a MEC are extremely complex. Moreover, due to the policy's flexibility, classification of a policy as a MEC will depend upon the circumstances of each policy. A prospective owner should contact a competent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a MEC. In addition, an owner should contact a competent tax advisor before paying any additional premium or making any other change to, including an exchange of, a policy to determine whether such premium payment or change would cause the policy to be treated as a MEC.



Lincoln Life will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay limitation and cause the policy to become a MEC. In simplified terms, the 7-pay limitation is satisfied only if the accumulated premiums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.


3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:


  1.) all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (described below) at such time.



  2.) loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly.



  3.) a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary.



  4.) the cost of insurance for certain riders which are not "qualified additional benefits" such as the Convalescent Care Rider may be treated as distributions from such a policy and taxed accordingly.



4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACTS. Distributions from a policy that is not classified as a MEC are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the specified amount, a change in death benefits from Type 2 to Type 1, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.



Loans from, or secured by, a policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the owner.



Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.



Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a MEC are subject to the 10 percent additional income tax.


5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, and policies issued after June 8, 1997, additional rules apply which may reduce or eliminate any interest deduction. You should consult a competent tax advisor concerning the rules and limitations.



6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.



7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lincoln Life (or its affiliates) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under section 72 (e) of the Code.


8. TAXATION OF CONVALESCENT CARE BENEFIT RIDER AND ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Benefit Election Rider generally will be excludable from the recipient's income. It is unclear whether Convalescent Care Benefit Riders issued prior to January 1, 1997, constitute qualified long-term care insurance contracts under the Code. If a rider is qualified, long-term care benefits generally will be excludable from income. (Benefits received may be includable in income, however, if other long-term care insurance contracts or riders cover the insured). If a rider is not qualified, benefits may be includable in income. In addition, Convalescent Care Benefit Riders issued after December 31, 1996, do not constitute qualified long-term care insurance contracts under the Code. Thus, benefits received from such riders may be includable in income.

TAXATION OF THE SEPARATE ACCOUNT

Lincoln Life does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes which may be attributable to the Separate Account. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS


To the extent required by law, we will vote shares of the funds and series held in the Separate Account at regular and special shareholder meetings of the funds and series. Votes will be computed in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the fund shares in its own right, it may elect to do so.



The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Fractional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date established by the various series for determining shareholders eligible to vote at the meetings of the funds and series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds and series. We will vote shares of each fund and series as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all policies participating in that fund or series. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the funds or series or to approve or disapprove an investment advisory contract for a fund or series. In addition, we may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund or series if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund or series may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policyowners.


STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT


Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.



In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS


Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers our directors and employees. The bond, which was issued by Fidelity and Deposit Co. of Maryland covers up to $25,000,000.


The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.



Lincoln Life is presently defending three lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.



OFFICERS AND DIRECTORS
LINCOLN NATIONAL LIFE INSURANCE CO.



NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT                PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------------------------------------------------------------------------
NANCY J. ALFORD                Vice President [4/96-present], (formerly Second Vice
VICE PRESIDENT                 President [1/90-4/96], Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------------------
ROLAND C. BAKER                President [1/95-present], First Penn-Pacific Life Insurance
VICE PRESIDENT AND DIRECTOR    Co. Formerly: Chairman and CFO [7/88-1/95], Baker, Ralish,
1801 S. Meyers Road            Shipley & Politzer, Inc.
Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------------------
JON A. BOSCIA                  President, Chief Executive Officer and Director, Lincoln
DIRECTOR                       National Corp. [1/98-present] (Formerly: President and Chief
200 East Berry Street          Executive Officer [10/96-1/98]); Chief Operating Officer
Fort Wayne, IN 46802           [5/94-10/96]), Lincoln National Life Insurance Co.,
                               President [7/91-5/94] Lincoln Investment Management Inc.
-------------------------------------------------------------------------------------------
JOHN GOTTA                     Senior Vice President and General Manager (formerly Vice
SENIOR VICE PRESIDENT          President) [1/98-present] Lincoln National Life Insurance
350 Church Street              Co.; Formerly: Senior Vice President, CIGNA [3/96-12/97];
Hartford, CT 06103             Vice President, Connecticut Mutual Life Insurance Company
                               [8/94-3/96]; Vice President, CIGNA [3/93-8/94]
-------------------------------------------------------------------------------------------
J. MICHAEL HEMP                President [11/96-present], Lincoln Financial Advisors Corp.;
SENIOR VICE PRESIDENT          Senior Vice President (formerly Vice President)
350 Church Street              [10/95-Present], Lincoln National Life Insurance Co.
Hartford, CT 06103             Formerly: Regional Chief Executive Officer [11/79-10/95],
                               Lincoln Dallas RMO.
-------------------------------------------------------------------------------------------
STEPHEN H. LEWIS               Senior Vice President, [5/94-present] Lincoln National Life
SENIOR VICE PRESIDENT          Insurance Co. Formerly: President [2/85-5/94], First
                               Penn-Pacific Life Insurance Co.
-------------------------------------------------------------------------------------------
H. THOMAS MCMEEKIN             President [5/94-present], Lincoln Investment Management,
DIRECTOR                       Inc. Formerly: Executive Vice President [2/92-11/92], Senior
200 East Berry Street          Vice President [11/87-2/92]; Executive Vice President
Fort Wayne, Ind. 46802         [5/94-Present], Lincoln National Corporation Formerly:
                               Senior Vice President [11/92-5/94].
-------------------------------------------------------------------------------------------
ARTHUR S. ROSS                 Vice President [8/91-present], Lincoln National Life
VICE PRESIDENT                 Insurance Co.
-------------------------------------------------------------------------------------------

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT                PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-------------------------------------------------------------------------------------------
LAWRENCE T. ROWLAND            Executive Vice President [10/96-present] Formerly: Senior
EXECUTIVE VICE PRESIDENT AND   Vice President [1/93-10/96], Lincoln National Life Insurance
DIRECTOR                       Co.
One Reinsurance Place
1700 Magnavox Way
Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------------------
KEITH J. RYAN                  Vice President and Controller [4/99-present] Formerly:
VICE PRESIDENT AND CONTROLLER  Senior Vice President [2/98-4/99]; Vice President, Chief
                               Financial Officer and Assistant Treasurer [1/96-present];
                               Controller [6/95-12/95], Business Controls Director
                               [11/90-6/95], Lincoln National Life Insurance Company
-------------------------------------------------------------------------------------------
GABRIEL L. SHAHEEN             President and Chief Executive Officer [1/98-present]
PRESIDENT, CHIEF EXECUTIVE     Formerly: Chairman and Managing Director, Lincoln National
OFFICER AND DIRECTOR           (UK) PLC [12/96-1/98]; President, Lincoln National
                               Reassurance Company [7/95-12/96]; Senior Vice President,
                               Lincoln National Life Reinsurance Company [1/93-7/95].
-------------------------------------------------------------------------------------------
TODD R. STEPHENSON             Senior Vice President, Chief Financial Officer and Assistant
SENIOR VICE PRESIDENT, CHIEF   Treasurer [4/99-present] Formerly: Vice President and
FINANCIAL OFFICER AND          Assistant Secretary [1/98-4/99], Senior Vice President,
ASSISTANT TREASURER            Lincoln Financial Advisors Corporation [1/98-4/99], Senior
                               Vice President, Treasurer and Chief Financial Officer,
                               American States Insurance Company [2/95-12/97], and Vice
                               President--Corp. Acct., American States Insurance Company
                               [5/92-2/95].
-------------------------------------------------------------------------------------------
RICHARD C. VAUGHAN             Executive Vice President and Chief Financial Officer
DIRECTOR                       [1/95-present] Formerly: Senior Vice President [6/92-1/95]),
200 East Berry Street          Lincoln National Corp.
Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------------------
MICHAEL R. WALKER              Vice President [1/96-present], Lincoln National Life
VICE PRESIDENT                 Insurance Co. Formerly: Vice President [3/96-1/96],
                               Employers Health Insurance Co.
-------------------------------------------------------------------------------------------
ROY V. WASHINGTON              Vice President [7/96-present], Lincoln National Life
VICE PRESIDENT                 Insurance Co. Formerly: Associate Counsel [2/95-7/96].
                               Formerly: Director of Compliance [8/94-2/95], Lincoln
                               Investment Management, Inc.; Compliance Consultant
                               [8/89-8/94], Lincoln National Corp.
-------------------------------------------------------------------------------------------
MICHAEL L. WRIGHT              Senior Vice President [3/95-present], Lincoln National Life
SENIOR VICE PRESIDENT          Insurance Co. Formerly: Executive Vice President and Chief
                               Operating Officer [11/88-3/95], The Associate Group.



*Unless otherwise indicated, the principal business address is 1300 South
 Clinton Street, Fort Wayne, Indiana 46801.


EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.



Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the registration statement.



Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this registration statement.


PREPARING FOR YEAR 2000


Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K" and the "Millenium Bug."



The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the program could go undetected for a long time. For our products, if left unchecked it could cause such problems as purchase payment, collection and deposit errors; claim payment difficulties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations both of Lincoln Life and of Delaware Service Company Inc. (Delaware), the provider of the accounting and valuation services for the Separate Account.



However, both companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.



In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the Separate Account. Delaware is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:



- awareness-raising and inventory of all assets (including third-party agent and vendor relationships;



- assessment and high-level planning and strategy;



- remediation of affected systems and equipment; and



- testing to verify Year 2000 readiness.



Both companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.



The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Rpt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms ... are particularly vulnerable to ... the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations."



One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.



Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.


ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE   PRF NS  STD NS  PRF SM  STD SM
-------------------------------------------------------------------------
  0      **    3.62      **      **
-------------------------------------------------------------------------
  1            2.12                   41     8.33    8.81   11.82   12.18
  2            2.12                   42     8.80    9.28   12.88   13.24
  3            2.12                   43     9.17    9.77   13.81   14.29
  4            2.12                   44     9.69   10.29   15.17   15.53
  5            2.12                   45    10.12   10.84   16.46   16.94
-------------------------------------------------------------------------
  6            2.12                   46    10.59   11.43   17.58   18.18
  7            2.12                   47    11.34   12.18   18.69   19.41
  8            2.13                   48    11.98   13.06   20.10   20.82
  9            2.21                   49    12.86   13.94   21.52   22.24
 10            2.31                   50    13.80   15.00   22.98   23.82
-------------------------------------------------------------------------
 11            2.41                   51    14.92   16.24   24.75   25.59
 12            2.65                   52    16.03   17.47   26.57   27.53
 13            3.00                   53    17.27   18.71   28.74   29.82
 14            3.18                   54    18.73   20.29   31.04   32.12
 15            3.35                   55    20.26   22.06   33.39   34.59
-------------------------------------------------------------------------
 16    3.59    3.71    4.29    4.41   56    21.90   23.82   35.66   36.98
 17    3.94    4.06    4.64    4.76   57    23.72   25.76   36.62   38.06
 18    4.12    4.24    4.82    4.94   58    25.72   27.88   37.59   39.15
 19    4.12    4.24    4.82    4.94   59    27.78   30.18   38.68   40.36
 20    4.12    4.24    5.00    5.12   60    30.13   32.65   39.90   41.70
-------------------------------------------------------------------------
 21    4.12    4.24    5.05    5.29   61    32.83   35.47   41.25   43.17
 22    4.12    4.24    5.05    5.29   62    34.55   37.43   42.79   44.83
 23    4.12    4.24    5.23    5.47   63    35.58   38.70   44.46   46.74
 24    4.12    4.24    5.41    5.65   64    36.80   40.04   46.01   48.65
 25    4.12    4.24    5.41    5.65   65    38.03   41.51   47.93   50.57
-------------------------------------------------------------------------
 26    4.17    4.29    5.41    5.65   66    38.73   42.39   51.20   52.47
 27    4.36    4.48    5.41    5.65   67    39.58   43.30   53.53   54.93
 28    4.57    4.69    5.41    5.65   68    41.17   45.11   55.99   57.52
 29    4.78    4.90    5.60    5.84   69    43.28   47.35   58.82   60.26
 30    5.01    5.13    5.94    6.18   70    45.66   49.78   61.93   63.21
-------------------------------------------------------------------------
 31    5.26    5.38    6.18    6.42   71    48.30   52.46   65.39   66.41
 32    5.52    5.64    6.50    6.74   72    51.55   55.63   69.24   70.09
 33    5.80    5.92    6.84    7.08   73    55.35   59.42   73.74   74.33
 34    6.09    6.21    7.20    7.44   74    59.69   63.68   78.52   78.90
 35    6.40    6.52    7.58    7.82   75    64.41   68.23   83.30   83.55
-------------------------------------------------------------------------
 36    6.73    6.85    7.99    8.23   76    69.46   72.85   87.78   88.03
 37    7.08    7.20    8.42    8.66   77    74.84   77.72   92.28   92.54
 38    7.21    7.57    9.11    9.35   78    80.70   82.95   96.81   97.06
 39    7.60    7.96    9.88   10.24   79    87.32   88.72  101.48  101.74
 40    8.02    8.38   10.76   11.12   80    94.43   95.11  106.44  106.69
-------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX A CONTINUED

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE        PRF NS     STD NS     PRF SM     STD SM     AGE        PRF NS     STD NS     PRF SM     STD SM
------------------------------------------------------------------------------------------------------------
 0                **       2.98         **         **
------------------------------------------------------------------------------------------------------------
 1                         1.76                               41       7.06       7.42       9.29       9.53
 2                         1.76                               42       7.43       7.79       9.88      10.24
 3                         1.76                               43       7.70       8.18      10.58      10.94
 4                         1.76                               44       7.99       8.59      11.64      12.00
 5                         1.76                               45       8.42       9.02      12.70      13.06
------------------------------------------------------------------------------------------------------------
 6                         1.76                               46       8.76       9.48      13.46      13.94
 7                         1.76                               47       9.24       9.96      14.34      14.82
 8                         1.76                               48       9.63      10.47      15.28      15.88
 9                         1.83                               49      10.06      11.02      16.52      17.12
10                         1.90                               50      10.69      11.65      17.75      18.35
------------------------------------------------------------------------------------------------------------
11                         1.98                               51      11.57      12.53      19.04      19.76
12                         2.12                               52      12.33      13.41      20.46      21.18
13                         2.15                               53      13.21      14.29      21.75      22.59
14                         2.24                               54      14.15      15.35      23.16      24.00
15                         2.33                               55      14.92      16.24      24.57      25.41
------------------------------------------------------------------------------------------------------------
16              2.30       2.42       2.76       2.88         56      15.62      16.94      25.69      26.65
17              2.40       2.52       2.88       3.00         57      16.38      17.82      26.92      27.88
18              2.51       2.63       3.06       3.18         58      17.15      18.71      28.04      29.12
19              2.62       2.74       3.13       3.25         59      18.03      19.59      29.27      30.35
20              2.73       2.85       3.28       3.40         60      19.26      20.82      31.04      32.12
------------------------------------------------------------------------------------------------------------
21              2.85       2.97       3.43       3.55         61      20.73      22.41      33.21      34.41
22              2.98       3.10       3.58       3.70         62      22.73      24.53      35.60      36.92
23              3.12       3.24       3.74       3.86         63      25.08      27.00      36.75      38.19
24              3.25       3.37       3.92       4.04         64      27.61      29.65      37.97      39.53
25              3.41       3.53       4.10       4.22         65      30.19      32.47      39.19      40.87
------------------------------------------------------------------------------------------------------------
26              3.56       3.68       4.29       4.41         66      32.23      34.59      39.74      41.52
27              3.73       3.85       4.49       4.61         67      33.48      35.93      40.14      42.12
28              3.90       4.02       4.71       4.83         68      33.83      36.35      41.44      42.92
29              4.09       4.21       4.93       5.05         69      34.44      36.92      43.19      44.63
30              4.28       4.40       5.17       5.29         70      35.49      38.12      45.32      46.67
------------------------------------------------------------------------------------------------------------
31              4.37       4.61       5.42       5.54         71      37.48      40.19      47.97      49.20
32              4.59       4.83       5.69       5.81         72      39.99      42.75      51.10      52.29
33              4.82       5.06       5.97       6.09         73      43.05      45.85      54.79      55.89
34              5.06       5.30       6.27       6.39         74      46.75      49.51      59.11      60.04
35              5.32       5.56       6.58       6.70         75      50.82      53.53      63.83      64.47
------------------------------------------------------------------------------------------------------------
36              5.59       5.83       6.79       7.03         76      55.39      57.93      68.68      69.06
37              5.76       6.12       7.14       7.38         77      60.51      62.76      73.61      73.86
38              6.06       6.42       7.50       7.74         78      66.49      68.31      79.00      79.26
39              6.38       6.74       7.88       8.12         79      73.50      74.73      84.97      85.22
40              6.71       7.07       8.58       8.82         80      81.21      81.89      91.60      91.86
------------------------------------------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS  STD NS  PRF SM  STD SM  AGE   PRF NS  STD NS  PRF SM  STD SM
--------------------------------------------------------------------------
 0        **    3.52      **      **
--------------------------------------------------------------------------
 1              2.79                   41    10.98   11.62   15.60   16.06
 2              2.79                   42    11.59   12.23   16.98   17.47
 3              2.79                   43    12.10   12.89   18.22   18.85
 4              2.79                   44    12.78   13.57   20.02   20.48
 5              2.79                   45    13.35   14.30   21.71   22.35
--------------------------------------------------------------------------
 6              2.79                   46    13.97   15.09   23.19   23.98
 7              2.79                   47    14.96   16.06   24.66   25.61
 8              2.79                   48    15.80   17.23   26.53   27.48
 9              2.90                   49    16.96   18.39   28.40   29.35
10              3.04                   50    18.22   19.80   30.34   31.44
--------------------------------------------------------------------------
11              3.17                   51    19.69   21.43   32.65   33.77
12              3.48                   52    21.14   23.06   35.07   36.32
13              3.96                   53    22.79   24.68   37.93   39.36
14              4.18                   54    24.73   26.77   40.96   42.39
15              4.42                   55    26.73   29.11   44.07   45.65
--------------------------------------------------------------------------
16      4.73    4.88    5.65    5.81   56    28.91   31.44   47.06   48.40
17      5.19    5.35    6.12    6.27   57    31.31   33.99   48.33   48.40
18      5.43    5.59    6.36    6.51   58    33.95   36.81   48.40   48.40
19      5.43    5.59    6.36    6.51   59    36.65   39.82   48.40   48.40
20      5.43    5.59    6.58    6.75   60    39.75   43.08   48.40   48.40
--------------------------------------------------------------------------
21      5.43    5.59    6.67    6.97   61    43.32   46.82   48.40   48.40
22      5.43    5.59    6.67    6.97   62    45.58   48.40   48.40   48.40
23      5.43    5.59    6.89    7.22   63    46.97   48.40   48.40   48.40
24      5.43    5.59    7.13    7.44   64    48.40   48.40   48.40   48.40
25      5.43    5.59    7.13    7.44   65    48.40   48.40   48.40   48.40
--------------------------------------------------------------------------
26      5.50    5.65    7.13    7.44   66    48.40   48.40   48.40   48.40
27      5.74    5.92    7.13    7.44   67    48.40   48.40   48.40   48.40
28      6.03    6.18    7.13    7.44   68    48.12   48.12   48.40   48.40
29      6.31    6.47    7.37    7.70   69    47.85   47.85   48.35   48.35
30      6.60    6.78    7.83    8.14   70    47.62   47.62   48.28   48.28
--------------------------------------------------------------------------
31      6.93    7.08    8.14    8.47   71    47.42   47.42   48.21   48.21
32      7.28    7.44    8.56    8.89   72    47.24   47.24   48.18   48.18
33      7.66    7.81    9.02    9.33   73    47.06   47.06   48.17   48.17
34      8.03    8.18    9.50    9.81   74    46.79   46.86   48.14   48.14
35      8.45    8.60    9.99   10.32   75    46.44   46.79   47.85   47.85
--------------------------------------------------------------------------
36      8.87    9.04   10.54   10.85   76    46.06   46.44   46.81   46.81
37      9.35    9.50   11.11   11.42   77    45.38   46.06   45.65   45.65
38      9.50    9.99   12.01   12.34   78    44.08   45.38   44.37   44.37
39     10.03   10.49   13.02   13.51   79    42.67   42.67   42.96   42.96
40     10.58   11.04   14.19   14.67   80    41.12   41.12   41.41   41.41
--------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX B CONTINUED

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS  STD NS  PRF SM  STD SM  AGE   PRF NS  STD NS  PRF SM  STD SM
--------------------------------------------------------------------------
 0        **    2.90      **      **
--------------------------------------------------------------------------
 1              2.31                   41     9.31    9.79   12.25   12.56
 2              2.31                   42     9.79   10.27   13.02   13.51
 3              2.31                   43    10.14   10.78   13.95   14.43
 4              2.31                   44    10.54   11.33   15.36   15.84
 5              2.31                   45    11.11   11.90   16.76   17.23
--------------------------------------------------------------------------
 6              2.31                   46    11.55   12.50   17.75   18.39
 7              2.31                   47    12.19   13.13   18.92   19.56
 8              2.31                   48    12.72   13.82   20.17   20.97
 9              2.40                   49    13.27   14.54   21.80   22.59
10              2.51                   50    14.10   15.36   23.43   24.22
--------------------------------------------------------------------------
11              2.62                   51    15.27   16.52   25.12   26.07
12              2.79                   52    16.28   17.69   26.99   27.94
13              2.82                   53    17.42   18.85   28.69   29.81
14              2.95                   54    18.68   20.26   30.56   31.68
15              3.06                   55    19.69   21.43   32.43   33.53
--------------------------------------------------------------------------
16      3.04    3.19    3.63    3.78   56    20.61   22.35   33.90   35.16
17      3.17    3.32    3.78    3.96   57    21.63   23.52   35.53   36.81
18      3.30    3.45    4.03    4.18   58    22.62   24.68   37.00   38.43
19      3.45    3.61    4.14    4.29   59    23.78   25.85   38.63   40.06
20      3.61    3.76    4.31    4.47   60    25.41   27.48   40.96   42.39
--------------------------------------------------------------------------
21      3.76    3.92    4.51    4.66   61    27.37   29.57   43.82   45.41
22      3.92    4.09    4.71    4.88   62    29.99   32.36   46.97   48.40
23      4.11    4.27    4.93    5.08   63    33.09   35.64   48.40   48.40
24      4.29    4.44    5.17    5.32   64    36.43   39.12   48.40   48.40
25      4.49    4.64    5.39    5.57   65    39.84   42.86   48.40   48.40
--------------------------------------------------------------------------
26      4.69    4.86    5.65    5.81   66    43.19   46.35   48.40   48.40
27      4.91    5.08    5.92    6.07   67    45.56   48.40   48.40   48.40
28      5.15    5.30    6.20    6.36   68    46.75   48.40   48.40   48.40
29      5.39    5.54    6.51    6.67   69    48.17   48.17   48.31   48.31
30      5.65    5.81    6.82    6.97   70    47.78   47.78   47.97   47.97
--------------------------------------------------------------------------
31      5.76    6.07    7.15    7.30   71    47.41   47.41   47.67   47.67
32      6.05    6.36    7.50    7.66   72    46.96   46.96   47.41   47.41
33      6.36    6.67    7.88    8.03   73    46.38   46.38   47.11   47.11
4       6.67    7.00    8.27    8.43   74    45.76   45.76   46.71   46.71
35      7.02    7.33    8.69    8.84   75    45.13   45.13   46.22   46.22
--------------------------------------------------------------------------
36      7.37    7.70    8.95    9.26   76    44.54   44.54   45.73   45.73
37      7.59    8.07    9.42    9.72   77    43.99   43.99   45.30   45.30
38      7.99    8.47    9.90   10.21   78    43.48   43.48   44.06   44.06
39      8.40    8.89   10.41   10.71   79    42.51   42.51   42.65   42.60
40      8.84    9.33   11.33   11.64   80    40.94   40.94   41.07   41.07
--------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX C


ILLUSTRATIONS OF POLICY VALUES
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.


In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .58%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .10%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.49% using current charges, and 10.24% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.57% and -1.35% respectively using current charges, and 4.34% and -1.57% respectively using guaranteed charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING CURRENT CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
                       ---------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  1,365    $100,000    $100,000    $100,000    $   974    $ 1,040    $  1,106    $   114    $   180    $    246
    2         2,798     100,000     100,000     100,000      1,928      2,120       2,321      1,068      1,260       1,461
    3         4,303     100,000     100,000     100,000      2,860      3,241       3,653      2,000      2,381       2,793
    4         5,883     100,000     100,000     100,000      3,768      4,401       5,115      2,908      3,541       4,255
    5         7,542     100,000     100,000     100,000      4,653      5,604       6,720      3,793      4,744       5,860
----------------------------------------------------------------------------------------------------------------------------
    6         9,285     100,000     100,000     100,000      5,512      6,849       8,481      4,695      6,032       7,664
    7        11,114     100,000     100,000     100,000      6,345      8,137      10,415      5,571      7,363       9,641
    8        13,035     100,000     100,000     100,000      7,151      9,470      12,540      6,420      8,739      11,809
    9        15,051     100,000     100,000     100,000      7,930     10,848      14,875      7,242     10,160      14,187
   10        17,169     100,000     100,000     100,000      8,680     12,274      17,443      8,078     11,672      16,841
----------------------------------------------------------------------------------------------------------------------------
   15        29,455     100,000     100,000     100,000     11,939     20,133      34,739     11,767     19,961      34,567
   20        45,135     100,000     100,000     100,000     14,143     29,267      63,106     14,143     29,267      63,106
   25        65,147     100,000     100,000     146,989     14,742     39,706     109,693     14,742     39,706     109,693
   30        90,689     100,000     100,000     225,880     13,176     51,866     185,147     13,176     51,866     185,147


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING GUARANTEED CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
                       ---------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  1,365    $100,000    $100,000    $100,000    $   945    $ 1,009    $  1,073    $    85    $   149    $    213
    2         2,798     100,000     100,000     100,000      1,869      2,055       2,250      1,009      1,195       1,390
    3         4,303     100,000     100,000     100,000      2,768      3,137       3,537      1,908      2,277       2,677
    4         5,883     100,000     100,000     100,000      3,642      4,255       4,946      2,782      3,395       4,086
    5         7,542     100,000     100,000     100,000      4,492      5,411       6,489      3,632      4,551       5,629
-------
    6         9,285     100,000     100,000     100,000      5,314      6,603       8,178      4,497      5,786       7,361
    7        11,114     100,000     100,000     100,000      6,108      7,833      10,027      5,334      7,059       9,253
    8        13,035     100,000     100,000     100,000      6,875      9,103      12,053      6,144      8,372      11,322
    9        15,051     100,000     100,000     100,000      7,613     10,412      14,275      6,925      9,724      13,587
   10        17,169     100,000     100,000     100,000      8,320     11,762      16,711      7,718     11,160      16,109
-------
   15        29,455     100,000     100,000     100,000     11,351     19,127      32,981     11,179     18,955      32,809
   20        45,135     100,000     100,000     100,000     13,302     27,517      59,295     13,302     27,517      59,295
   25        65,147     100,000     100,000     136,934     13,562     36,786     102,189     13,562     36,786     102,189
   30        90,689     100,000     100,000     208,250     11,062     46,760     170,697     11,062     46,760     170,697


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING CURRENT CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
                       ---------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  1,732    $100,000    $100,000    $100,000    $ 1,228    $ 1,312    $  1,395    $   196    $   280    $    363
    2         3,552     100,000     100,000     100,000      2,432      2,675       2,928      1,400      1,643       1,896
    3         5,462     100,000     100,000     100,000      3,600      4,081       4,602      2,568      3,049       3,570
    4         7,467     100,000     100,000     100,000      4,732      5,532       6,434      3,700      4,500       5,402
    5         9,573     100,000     100,000     100,000      5,831      7,032       8,441      4,799      6,000       7,409
----------------------------------------------------------------------------------------------------------------------------
    6        11,784     100,000     100,000     100,000      6,896      8,583      10,644      5,916      7,603       9,664
    7        14,106     100,000     100,000     100,000      7,919     10,178      13,054      6,990      9,250      12,125
    8        16,544     100,000     100,000     100,000      8,899     11,821      15,695      8,022     10,943      14,818
    9        19,104     100,000     100,000     100,000      9,838     13,514      18,595      9,013     12,688      17,769
   10        21,791     100,000     100,000     100,000     10,738     15,262      21,784     10,015     14,539      21,061
----------------------------------------------------------------------------------------------------------------------------
   15        37,385     100,000     100,000     100,000     14,444     24,750      43,233     14,238     24,543      43,026
   20        57,287     100,000     100,000     123,095     16,474     35,544      78,404     16,474     35,544      78,404
   25        82,687     100,000     100,000     181,080     16,396     48,096     135,134     16,396     48,096     135,134
   30       115,105     100,000     100,000     276,095     13,223     63,218     226,308     13,223     63,218     226,308


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING GUARANTEED CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
         PREMIUMS      ---------------------------------   -------------------------------   -------------------------------
         ACCUMULATED   ASSUMING                            ASSUMING                          ASSUMING
END      AT 5%         HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       INTEREST      ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   PER           ---------------------------------   -------------------------------   -------------------------------
YEAR     YEAR          0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  1,732    $100,000    $100,000    $100,000    $ 1,173    $ 1,254    $  1,334    $   141    $   222    $    302
    2         3,552     100,000     100,000     100,000      2,312      2,546       2,789      1,280      1,514       1,757
    3         5,462     100,000     100,000     100,000      3,413      3,873       4,373      2,381      2,841       3,341
    4         7,467     100,000     100,000     100,000      4,473      5,236       6,097      3,441      4,204       5,065
    5         9,573     100,000     100,000     100,000      5,491      6,632       7,973      4,459      5,600       6,941
----------------------------------------------------------------------------------------------------------------------------
    6        11,784     100,000     100,000     100,000      6,462      8,060      10,014      5,482      7,080       9,034
    7        14,106     100,000     100,000     100,000      7,386      9,519      12,237      6,457      8,590      11,309
    8        16,544     100,000     100,000     100,000      8,259     11,009      14,660      7,382     10,132      13,783
    9        19,104     100,000     100,000     100,000      9,080     12,528      17,302      8,255     11,702      16,477
   10        21,791     100,000     100,000     100,000      9,846     14,076      20,187      9,124     13,353      19,464
----------------------------------------------------------------------------------------------------------------------------
   15        37,385     100,000     100,000     100,000     12,787     22,253      39,329     12,580     22,047      39,122
   20        57,287     100,000     100,000     110,544     13,810     31,023      70,410     13,810     31,023      70,410
   25        82,687     100,000     100,000     160,865     11,888     40,057     120,048     11,888     40,057     120,048
   30       115,105     100,000     100,000     241,843      5,285     49,126     198,232      5,285     49,126     198,232


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING CURRENT CHARGES


                       DEATH BENEFIT                       POLICY VALUE                       NET CASH SURRENDER VALUE
                       ---------------------------------   --------------------------------   --------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                           ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   --------------------------------   --------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS    12% GROSS   0% GROSS   6% GROSS    12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1      $  3,412    $100,000    $100,000    $100,000    $ 2,199    $  2,356    $  2,514    $     0    $      0    $      0
    2         6,996     100,000     100,000     100,000      4,307       4,759       5,231      1,396       1,848       2,320
    3        10,758     100,000     100,000     100,000      6,325       7,211       8,175      3,414       4,300       5,264
    4        14,708     100,000     100,000     100,000      8,268       9,734      11,391      5,357       6,823       8,480
    5        18,856     100,000     100,000     100,000     10,131      12,324      14,908      7,220       9,413      11,997
------------------------------------------------------------------------------------------------------------------------------
    6        23,212     100,000     100,000     100,000     11,897      14,971      18,746      9,132      12,205      15,980
    7        27,785     100,000     100,000     100,000     13,570      17,683      22,951     10,950      15,063      20,331
    8        32,586     100,000     100,000     100,000     15,142      20,460      27,569     12,668      17,986      25,095
    9        37,628     100,000     100,000     100,000     16,608      23,304      32,653     14,279      20,976      30,324
   10        42,922     100,000     100,000     100,000     17,962      26,218      38,266     15,924      24,181      36,228
------------------------------------------------------------------------------------------------------------------------------
   15        73,637     100,000     100,000     100,000     22,891      42,116      77,551     22,309      41,534      76,969
   20       112,838     100,000     100,000     156,077     23,756      61,275     145,866     23,756      61,275     145,866
   25       162,869     100,000     100,000     270,743     16,848      86,734     257,850     16,848      86,734     257,850
   30       226,723           0     129,454     459,055          0     123,289     437,195          0     123,289     437,195


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING GUARANTEED CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
                       ---------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  3,412    $100,000    $100,000    $100,000    $ 2,129    $ 2,282    $  2,435    $     0    $     0    $      0
    2         6,996     100,000     100,000     100,000      4,162      4,601       5,059      1,251      1,690       2,148
    3        10,758     100,000     100,000     100,000      6,100      6,958       7,891      3,189      4,047       4,980
    4        14,708     100,000     100,000     100,000      7,936      9,351      10,952      5,025      6,440       8,041
    5        18,856     100,000     100,000     100,000      9,665     11,775      14,263      6,754      8,864      11,352
----------------------------------------------------------------------------------------------------------------------------
    6        23,212     100,000     100,000     100,000     11,278     14,226      17,850      8,513     11,461      15,084
    7        27,785     100,000     100,000     100,000     12,769     16,701      21,742     10,149     14,081      19,122
    8        32,586     100,000     100,000     100,000     14,124     19,189      25,972     11,649     16,714      23,497
    9        37,628     100,000     100,000     100,000     15,329     21,684      30,577     13,000     19,355      28,249
   10        42,922     100,000     100,000     100,000     16,372     24,178      35,609     14,334     22,141      33,571
----------------------------------------------------------------------------------------------------------------------------
   15        73,637     100,000     100,000     100,000     18,703     36,561      69,929     18,121     35,979      69,347
   20       112,838     100,000     100,000     139,381     13,534     48,143     130,263     13,534     48,143     130,263
   25       162,869           0     100,000     239,850          0     57,653     228,428          0     57,653     228,428
   30       226,723           0     100,000     400,790          0     63,766     381,705          0     63,766     381,705


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING CURRENT CHARGES


                       DEATH BENEFIT                       POLICY VALUE                       NET CASH SURRENDER VALUE
                       ---------------------------------   --------------------------------   --------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                           ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   --------------------------------   --------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS    12% GROSS   0% GROSS   6% GROSS    12% GROSS
------------------------------------------------------------------------------------------------------------------------------
    1      $  4,462    $100,000    $100,000    $100,000    $ 2,677    $  2,877    $  3,077    $     0    $      0    $      0
    2         9,148     100,000     100,000     100,000      5,252       5,821       6,416        687       1,256       1,851
    3        14,068     100,000     100,000     100,000      7,720       8,833      10,044      3,155       4,268       5,479
    4        19,234     100,000     100,000     100,000     10,087      11,924      14,007      5,522       7,359       9,442
    5        24,658     100,000     100,000     100,000     12,347      15,097      18,344      7,782      10,532      13,779
------------------------------------------------------------------------------------------------------------------------------
    6        30,354     100,000     100,000     100,000     14,496      18,354      23,107     10,159      14,017      18,770
    7        36,334     100,000     100,000     100,000     16,539      21,712      28,362     12,431      17,604      24,253
    8        42,613     100,000     100,000     100,000     18,454      25,160      34,163     14,573      21,280      30,283
    9        49,206     100,000     100,000     100,000     20,235      28,708      40,597     16,583      25,056      36,945
   10        56,129     100,000     100,000     100,000     21,870      32,360      47,760     18,675      29,165      44,565
------------------------------------------------------------------------------------------------------------------------------
   15        96,294     100,000     100,000     115,579     27,967      53,113      99,637     27,054      52,200      98,724
   20       147,557     100,000     100,000     200,146     29,892      81,208     187,052     29,892      81,208     187,052
   25       212,982     100,000     128,038     346,837     24,456     121,941     330,321     24,456     121,941     330,321
   30       296,483     100,000     180,469     587,443      5,837     171,875     559,470      5,837     171,875     559,470


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING GUARANTEED CHARGES


                       DEATH BENEFIT                       POLICY VALUE                      NET CASH SURRENDER VALUE
                       ---------------------------------   -------------------------------   -------------------------------
         PREMIUMS      ASSUMING                            ASSUMING                          ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS                  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST      ---------------------------------   -------------------------------   -------------------------------
YEAR     PER YEAR      0% GROSS    6% GROSS    12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
----------------------------------------------------------------------------------------------------------------------------
    1      $  4,462    $100,000    $100,000    $100,000    $ 2,327    $ 2,513    $  2,700    $     0    $     0    $      0
    2         9,148     100,000     100,000     100,000      4,516      5,035       5,579          0        470       1,014
    3        14,068     100,000     100,000     100,000      6,566      7,567       8,660      2,001      3,002       4,095
    4        19,234     100,000     100,000     100,000      8,475     10,109      11,969      3,910      5,542       7,404
    5        24,658     100,000     100,000     100,000     10,237     12,661      15,536      5,672      8,096      10,971
----------------------------------------------------------------------------------------------------------------------------
    6        30,354     100,000     100,000     100,000     11,842     15,214      19,391      7,506     10,877      15,054
    7        36,334     100,000     100,000     100,000     13,273     17,758      23,565      9,164     13,649      19,457
    8        42,613     100,000     100,000     100,000     14,510     20,281      28,101     10,629     16,401      24,221
    9        49,206     100,000     100,000     100,000     15,531     22,771      33,048     11,879     19,119      29,396
   10        56,129     100,000     100,000     100,000     16,319     25,220      38,476     13,124     22,025      35,281
----------------------------------------------------------------------------------------------------------------------------
   15        96,294     100,000     100,000     100,000     16,200     36,881      77,013     15,287     35,968      76,100
   20       147,557     100,000     100,000     157,087      5,435     47,014     146,810      5,435     47,014     146,810
   25       212,982           0     100,000     272,597          0     53,697     259,617          0     53,097     259,617
   30       296,483           0     100,000     456,354          0     53,510     434,623          0     53,510     434,623


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .58% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

                         LINCOLN LIFE FLEXIBLE PREMIUM
                            VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1998

                                              LINCOLN                 LINCOLN      LINCOLN      LINCOLN
                                              NATIONAL    LINCOLN     NATIONAL     NATIONAL     NATIONAL
                                              AGGRESSIVE  NATIONAL    CAPITAL      EQUITY-      GLOBAL ASSET
                                              GROWTH      BOND        APPRECIATION INCOME       ALLOCATION
                                COMBINED      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at Market -
    Affiliated (Cost
    $86,546,414)                $106,177,277  $7,181,487  $2,489,620  $14,877,741  $14,812,111    $3,770,470
------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
TOTAL ASSETS                     106,177,277   7,181,487   2,489,620   14,877,741   14,812,111     3,770,470
------------------------------
Liability - Payable to The
    Lincoln National Life
    Insurance Company                  1,957         130          46          273          275            70
------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET ASSETS                      $106,175,320  $7,181,357  $2,489,574  $14,877,468  $14,811,836    $3,770,400
------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
                                ------------  ----------  ----------  -----------  -----------  -------------
Percentage of net assets              100.00%       6.76%       2.34%       14.01%       13.95%         3.55%
------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
                                ------------  ----------  ----------  -----------  -----------  -------------
Net assets are represented by:
  Units in accumulation period                 3,951,959   1,747,143    5,663,809    6,172,722     1,970,224
  Unit values                                 $    1.817  $    1.425  $     2.627  $     2.400    $    1.914
------------------------------                ----------  ----------  -----------  -----------  -------------
NET ASSETS                                    $7,181,357  $2,489,574  $14,877,468  $14,811,836    $3,770,400
------------------------------                ----------  ----------  -----------  -----------  -------------
                                              ----------  ----------  -----------  -----------  -------------

See accompanying notes.

                                LINCOLN                                        LINCOLN        LINCOLN         LINCOLN
                                NATIONAL       LINCOLN          LINCOLN        NATIONAL       NATIONAL        NATIONAL
                                GROWTH AND     NATIONAL         NATIONAL       MONEY          SOCIAL          SPECIAL
                                INCOME         INTERNATIONAL    MANAGED        MARKET         AWARENESS       OPPORTUNITIES
                                SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at Market -
    Affiliated (Cost
    $86,546,414)                $ 22,686,858     $6,596,371     $  3,195,145   $  1,247,546   $  17,243,188     $9,319,399
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
TOTAL ASSETS                      22,686,858      6,596,371        3,195,145      1,247,546      17,243,188      9,319,399
------------------------------
Liability - Payable to The
    Lincoln National Life
    Insurance Company                    421            122               60             23             318            169
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET ASSETS                      $ 22,686,437     $6,596,249     $  3,195,085   $  1,247,523   $  17,242,870     $9,319,230
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
                                ------------   --------------   ------------   ------------   -------------   --------------
Percentage of net assets               21.37%          6.21%            3.01%          1.17%          16.25%          8.78%
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
                                ------------   --------------   ------------   ------------   -------------   --------------
Net assets are represented by:
  Units in accumulation period     8,599,328      4,615,712        1,618,304      1,018,597       5,695,271      4,354,291
  Unit values                   $      2.638     $    1.429     $      1.974   $      1.225   $       3.028     $    2.140
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET ASSETS                      $ 22,686,437     $6,596,249     $  3,195,085   $  1,247,523   $  17,242,870     $9,319,230
------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
                                ------------   --------------   ------------   ------------   -------------   --------------


                                DELAWARE                       DELAWARE
                                DECATUR TOTAL    DELAWARE      GLOBAL
                                RETURN           TREND         BOND
                                SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
------------------------------
ASSETS
  Investments at Market -
    Affiliated (Cost
    $86,546,414)                  $1,700,379       $952,266      $104,696
------------------------------  --------------   -----------   -----------
TOTAL ASSETS                       1,700,379        952,266       104,696
------------------------------
Liability - Payable to The
    Lincoln National Life
    Insurance Company                     31             17             2
------------------------------  --------------   -----------   -----------
NET ASSETS                        $1,700,348       $952,249      $104,694
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------
Percentage of net assets                1.60%          0.90%         0.10%
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------
Net assets are represented by:
  Units in accumulation period     1,045,888        689,272        87,611
  Unit values                     $    1.626       $  1.382      $  1.195
------------------------------  --------------   -----------   -----------
NET ASSETS                        $1,700,348       $952,249      $104,694
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF OPERATIONS

                                             LINCOLN                    LINCOLN         LINCOLN       LINCOLN
                                             NATIONAL     LINCOLN       NATIONAL        NATIONAL      NATIONAL
                                             AGGRESSIVE   NATIONAL      CAPITAL         EQUITY-       GLOBAL ASSET
                                             GROWTH       BOND          APPRECIATION    INCOME        ALLOCATION
                                COMBINED     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Net Investment Income (Loss):
  -  Dividends from investment
   income                       $   386,777  $       874    $ 44,169      $   27,316    $    72,917      $ 19,412
------------------------------
  -  Dividends from net
   realized gain on
   investments                      486,335       27,277          --          83,521         40,158        22,121
------------------------------
  -  Mortality and expense
   guarantees                      (137,790)     (14,319)     (4,377)        (17,494)       (23,371)       (4,225)
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INVESTMENT INCOME (LOSS)        735,322       13,832      39,792          93,343         89,704        37,308
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                   108,526       28,277        (373)         23,484         14,398         2,524
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    2,619,503      282,076     (14,439)        315,350        602,026        62,979
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     2,728,029      310,353     (14,812)        338,834        616,424        65,503
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $ 3,463,351  $   324,185    $ 24,980      $  432,177    $   706,128      $102,811
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
                                -----------  -----------  -----------   -------------   -----------   -------------
YEAR ENDED DECEMBER 31, 1997
Net Investment Income (Loss):
  -  Dividends from investment
   income                       $    53,730  $        --    $     --      $       --    $        --      $     --
------------------------------
  -  Dividends from net
   realized gain on
   investments                    1,532,452      174,545          --         171,653        142,580       112,611
------------------------------
  -  Mortality and expense
   guarantees                      (332,703)     (30,497)     (7,224)        (42,257)       (50,684)      (12,021)
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INVESTMENT INCOME (LOSS)      1,253,479      144,048      (7,224)        129,396         91,896       100,590
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain on
   investments                      368,856       44,086       8,847         110,408         50,322         7,315
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    9,532,579      806,648      97,134       1,101,219      1,846,041       174,551
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     9,901,435      850,734     105,981       1,211,627      1,896,363       181,866
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $11,154,914  $   994,782    $ 98,757      $1,341,023    $ 1,988,259      $282,456
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
                                -----------  -----------  -----------   -------------   -----------   -------------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  -  Dividends from investment
   income                       $ 1,902,432  $     8,856    $187,804      $   25,147    $   281,141      $116,374
------------------------------
  -  Dividends from net
   realized gain on
   investments                    4,602,209      853,741          --         927,035        237,441       218,017
------------------------------
  -  Mortality and expense
   guarantees                      (586,615)     (44,743)    (12,585)        (74,505)       (86,302)      (21,572)
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INVESTMENT INCOME             5,918,026      817,854     175,219         877,677        432,280       312,819
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                   368,680        7,381      21,828          40,647         84,373        11,129
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    6,398,510   (1,314,215)    (33,507)      2,814,376        923,944        69,774
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     6,767,190   (1,306,834)    (11,679)      2,855,023      1,008,317        80,903
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $12,685,216  $  (488,980)   $163,540      $3,732,700    $ 1,440,597      $393,722
------------------------------  -----------  -----------  -----------   -------------   -----------   -------------
                                -----------  -----------  -----------   -------------   -----------   -------------

See accompanying notes.

                                LINCOLN                                       LINCOLN       LINCOLN        LINCOLN
                                NATIONAL       LINCOLN          LINCOLN       NATIONAL      NATIONAL       NATIONAL
                                GROWTH AND     NATIONAL         NATIONAL      MONEY         SOCIAL         SPECIAL
                                INCOME         INTERNATIONAL    MANAGED       MARKET        AWARENESS      OPPORTUNITIES
                                SUBACCOUNT     SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Net Investment Income (Loss):
  -  Dividends from investment
   income                       $   94,720        $ 13,950        $ 26,833      $16,811     $     21,248     $   47,611
------------------------------
  -  Dividends from net
   realized gain on
   investments                     144,014          13,451          24,926           --           28,882        101,985
------------------------------
  -  Mortality and expense
   guarantees                      (26,923)        (16,707)         (4,027)      (2,157)          (8,676)       (15,054)
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INVESTMENT INCOME (LOSS)       211,811          10,694          47,732       14,654           41,454        134,542
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                   10,705           9,573           1,539           --            9,770          8,159
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments     548,670         218,384          33,923           --          312,476        249,872
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS      559,375         227,957          35,462           --          322,246        258,031
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $  771,186        $238,651        $ 83,194      $14,654     $    363,700     $  392,573
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
                                ------------   --------------   -----------   -----------   ------------   --------------
YEAR ENDED DECEMBER 31, 1997
Net Investment Income (Loss):
  -  Dividends from investment
   income                       $        2        $     --        $     --      $41,796     $          7     $       (5)
------------------------------
  -  Dividends from net
   realized gain on
   investments                     246,190         182,321          29,639           --          175,297        284,282
------------------------------
  -  Mortality and expense
   guarantees                      (68,630)        (28,805)         (9,761)      (5,349)         (38,799)       (33,567)
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INVESTMENT INCOME (LOSS)       177,562         153,516          19,878       36,447          136,505        250,710
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain on
   investments                      37,101          35,621           9,791           --           29,216         22,670
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments   2,448,699          (5,427)        257,046           --        1,715,418        972,575
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS    2,485,800          30,194         266,837           --        1,744,634        995,245
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS    $2,663,362        $183,710        $286,715      $36,447     $  1,881,139     $1,245,955
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
                                ------------   --------------   -----------   -----------   ------------   --------------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  -  Dividends from investment
   income                       $  486,156        $ 71,905        $152,733      $37,955     $    234,896     $  203,454
------------------------------
  -  Dividends from net
   realized gain on
   investments                     926,403         207,218         154,921            -          434,241        643,192
------------------------------
  -  Mortality and expense
   guarantees                     (124,855)        (39,869)        (17,444)      (5,172)         (89,415)       (55,722)
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INVESTMENT INCOME            1,287,704         239,254         290,210       32,783          579,722        790,924
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                  100,803          31,795          19,828           --           41,386         (4,133)
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments   1,974,230         452,759          (6,782)          --        1,732,135       (366,217)
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS    2,075,033         484,554          13,046           --        1,773,521       (370,350)
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $3,362,737        $723,808        $303,256      $32,783     $  2,353,243     $  420,574
------------------------------  ------------   --------------   -----------   -----------   ------------   --------------
                                ------------   --------------   -----------   -----------   ------------   --------------


                                DELAWARE                       DELAWARE
                                DECATUR TOTAL    DELAWARE      GLOBAL
                                RETURN           TREND         BOND
                                SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
------------------------------
YEAR ENDED DECEMBER 31, 1996
Net Investment Income (Loss):
  -  Dividends from investment
   income                          $    391        $     --       $  525
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --              --           --
------------------------------
  -  Mortality and expense
   guarantees                          (129)           (231)        (100)
------------------------------  --------------   -----------   -----------
NET INVESTMENT INCOME (LOSS)            262            (231)         425
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                       427            (127)         170
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments        4,450           1,545        2,191
------------------------------  --------------   -----------   -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS         4,877           1,418        2,361
------------------------------  --------------   -----------   -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS       $  5,139        $  1,187       $2,786
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------
YEAR ENDED DECEMBER 31, 1997
Net Investment Income (Loss):
  -  Dividends from investment
   income                          $  7,799        $    413       $3,718
------------------------------
  -  Dividends from net
   realized gain on
   investments                       11,393           1,489          452
------------------------------
  -  Mortality and expense
   guarantees                        (2,569)         (1,963)        (577)
------------------------------  --------------   -----------   -----------
NET INVESTMENT INCOME (LOSS)         16,623             (61)       3,593
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain on
   investments                        1,854          11,588           37
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments       65,195          55,668       (2,188)
------------------------------  --------------   -----------   -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS        67,049          67,256       (2,151)
------------------------------  --------------   -----------   -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS       $ 83,672        $ 67,195       $1,442
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------
YEAR ENDED DECEMBER 31, 1998
Net Investment Income:
  -  Dividends from investment
   income                          $ 79,903        $ 10,811       $5,297
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --              --           --
------------------------------
  -  Mortality and expense
   guarantees                        (9,187)         (4,610)        (634)
------------------------------  --------------   -----------   -----------
NET INVESTMENT INCOME                70,716           6,201        4,663
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                     3,024          10,482          137
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments       50,483          99,414        2,116
------------------------------  --------------   -----------   -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS        53,507         109,896        2,253
------------------------------  --------------   -----------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                      $124,223        $116,097       $6,916
------------------------------  --------------   -----------   -----------
                                --------------   -----------   -----------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF CHANGES IN NET ASSETS

                                                      LINCOLN                 LINCOLN      LINCOLN      LINCOLN
                                                      NATIONAL    LINCOLN     NATIONAL     NATIONAL     NATIONAL
                                                      AGGRESSIVE  NATIONAL    CAPITAL      EQUITY-      GLOBAL ASSET
                                                      GROWTH      BOND        APPRECIATION INCOME       ALLOCATION
                                        COMBINED      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1996           $ 12,042,713  $1,340,116  $  446,505  $ 1,626,551  $ 2,252,485    $  336,696
Changes From Operations:
  - Net investment income (loss)             735,322      13,832      39,792       93,343       89,704        37,308
--------------------------------------
  - Net realized gain (loss) on
   investments                               108,526      28,277        (373)      23,484       14,398         2,524
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             2,619,503     282,076     (14,439)     315,350      602,026        62,979
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                         3,463,351     324,185      24,980      432,177      706,128       102,811
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                    29,989,139   2,987,630     807,378    3,622,132    3,788,423     1,094,430
--------------------------------------
  - Contract redemptions                 (10,785,191) (1,190,736)   (334,503)  (1,274,286)  (1,331,550)     (283,456)
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                 19,203,948   1,796,894     472,875    2,347,846    2,456,873       810,974
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
TOTAL INCREASE IN NET ASSETS              22,667,299   2,121,079     497,855    2,780,023    3,163,001       913,785
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 1996           34,710,012   3,461,195     944,360    4,406,574    5,415,486     1,250,481
Changes From Operations:
  - Net investment income (loss)           1,253,479     144,048      (7,224)     129,396       91,896       100,590
--------------------------------------
  - Net realized gain on investments         368,856      44,086       8,847      110,408       50,322         7,315
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             9,532,579     806,648      97,134    1,101,219    1,846,041       174,551
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        11,154,914     994,782      98,757    1,341,023    1,988,259       282,456
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                    42,999,245   3,244,854     830,597    4,881,183    5,292,565     1,617,933
--------------------------------------
  - Contract redemptions                 (18,200,689) (1,466,845)   (468,827)  (2,045,160)  (1,943,861)     (544,761)
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       24,798,556   1,778,009     361,770    2,836,023    3,348,704     1,073,172
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 35,953,470   2,772,791     460,527    4,177,046    5,336,963     1,355,628
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 1997           70,663,482   6,233,986   1,404,887    8,583,620   10,752,449     2,606,109
Changes From Operations:
  - Net investment income                  5,918,026     817,854     175,219      877,677      432,280       312,819
--------------------------------------
  - Net realized gain (loss) on
   investments                               368,680       7,381      21,828       40,647       84,373        11,129
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             6,398,510  (1,314,215)    (33,507)   2,814,376      923,944        69,774
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              12,685,216    (488,980)    163,540    3,732,700    1,440,597       393,722
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                    43,803,722   2,998,490   1,539,571    4,528,048    5,267,699     1,484,981
--------------------------------------
  - Contract redemptions                 (20,977,100) (1,562,139)   (618,424)  (1,966,900)  (2,648,909)     (714,412)
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
Net increase (decrease) in net assets
   resulting from unit transactions       22,826,622   1,436,351     921,147    2,561,148    2,618,790       770,569
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 35,511,838     947,371   1,084,687    6,293,848    4,059,387     1,164,291
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 1998         $106,175,320  $7,181,357  $2,489,574  $14,877,468  $14,811,836    $3,770,400
--------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
                                        ------------  ----------  ----------  -----------  -----------  -------------

See accompanying notes.

                                        LINCOLN                                        LINCOLN        LINCOLN         LINCOLN
                                        NATIONAL       LINCOLN          LINCOLN        NATIONAL       NATIONAL        NATIONAL
                                        GROWTH AND     NATIONAL         NATIONAL       MONEY          SOCIAL          SPECIAL
                                        INCOME         INTERNATIONAL    MANAGED        MARKET         AWARENESS       OPPORTUNITIES
                                        SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1996           $  2,055,084     $1,822,663     $    347,937   $    174,091   $     389,841     $1,250,744
Changes From Operations:
  - Net investment income (loss)             211,811         10,694           47,732         14,654          41,454        134,542
--------------------------------------
  - Net realized gain (loss) on
   investments                                10,705          9,573            1,539              0           9,770          8,159
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                               548,670        218,384           33,923              0         312,476        249,872
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                           771,186        238,651           83,194         14,654         363,700        392,573
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                     5,990,307      2,701,296        1,098,752      1,150,176       3,083,622      3,348,686
--------------------------------------
  - Contract redemptions                  (1,924,980)    (1,139,960)        (479,874)      (667,233)       (848,534)    (1,218,088)
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                  4,065,327      1,561,336          618,878        482,943       2,235,088      2,130,598
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
TOTAL INCREASE IN NET ASSETS               4,836,513      1,799,987          702,072        497,597       2,598,788      2,523,171
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET ASSETS AT DECEMBER 31, 1996            6,891,597      3,622,650        1,050,009        671,688       2,988,629      3,773,915
Changes From Operations:
  - Net investment income (loss)             177,562        153,516           19,878         36,447         136,505        250,710
--------------------------------------
  - Net realized gain on investments          37,101         35,621            9,791             --          29,216         22,670
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             2,448,699         (5,427)         257,046             --       1,715,418        972,575
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                         2,663,362        183,710          286,715         36,447       1,881,139      1,245,955
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                     8,383,967      2,890,808        1,140,785      2,625,533       6,904,574      3,733,833
--------------------------------------
  - Contract redemptions                  (2,857,190)    (1,564,245)        (451,140)    (2,911,442)     (2,052,268)    (1,566,151)
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        5,526,777      1,326,563          689,645       (285,909)      4,852,306      2,167,682
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  8,190,139      1,510,273          976,360       (249,462)      6,733,445      3,413,637
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET ASSETS AT DECEMBER 31, 1997           15,081,736      5,132,923        2,026,369        422,226       9,722,074      7,187,552
Changes From Operations:
  - Net investment income                  1,287,704        239,254          290,210         32,783         579,722        790,924
--------------------------------------
  - Net realized gain (loss) on
   investments                               100,803         31,795           19,828             --          41,386         (4,133)
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             1,974,230        452,759           (6,782)            --       1,732,135       (366,217)
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               3,362,737        723,808          303,256         32,783       2,353,243        420,574
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                     8,605,129      2,326,298        1,617,293      1,696,401       8,422,518      3,758,581
--------------------------------------
  - Contract redemptions                  (4,363,165)    (1,586,780)        (751,833)      (903,887)     (3,254,965)    (2,047,477)
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
Net increase (decrease) in net assets
   resulting from unit transactions        4,241,964        739,518          865,460        792,514       5,167,553      1,711,104
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  7,604,701      1,463,326        1,168,716        825,297       7,520,796      2,131,678
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
NET ASSETS AT DECEMBER 31, 1998         $ 22,686,437     $6,596,249     $  3,195,085   $  1,247,523   $  17,242,870     $9,319,230
--------------------------------------  ------------   --------------   ------------   ------------   -------------   --------------
                                        ------------   --------------   ------------   ------------   -------------   --------------

                                        DELAWARE
                                        DECATUR                      DELAWARE
                                        TOTAL          DELAWARE      GLOBAL
                                        RETURN         TREND         BOND
                                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------
NET ASSETS AT JANUARY 1, 1996           $         --     $     --      $     --
Changes From Operations:
  - Net investment income (loss)                 262         (231)          425
--------------------------------------
  - Net realized gain (loss) on
   investments                                   427         (127)          170
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                 4,450        1,545         2,191
--------------------------------------  ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             5,139        1,187         2,786
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                       114,357      170,450        31,500
--------------------------------------
  - Contract redemptions                     (19,529)     (69,445)       (3,017)
--------------------------------------  ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                     94,828      101,005        28,483
--------------------------------------  ------------   -----------   -----------
TOTAL INCREASE IN NET ASSETS                  99,967      102,192        31,269
--------------------------------------  ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 1996               99,967      102,192        31,269
Changes From Operations:
  - Net investment income (loss)              16,623          (61)        3,593
--------------------------------------
  - Net realized gain on investments           1,854       11,588            37
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                65,195       55,668        (2,188)
--------------------------------------  ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                            83,672       67,195         1,442
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                       812,121      542,737        97,755
--------------------------------------
  - Contract redemptions                     (96,363)    (215,749)      (16,687)
--------------------------------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS          715,758      326,988        81,068
--------------------------------------  ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    799,430      394,183        82,510
--------------------------------------  ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 1997              899,397      496,375       113,779
Changes From Operations:
  - Net investment income                     70,716        6,201         4,663
--------------------------------------
  - Net realized gain (loss) on
   investments                                 3,024       10,482           137
--------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                50,483       99,414         2,116
--------------------------------------  ------------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 124,223      116,097         6,916
--------------------------------------
Net Increase (Decrease) From Unit
   Transactions:
  - Contract purchases                       975,117      548,588        35,008
--------------------------------------
  - Contract redemptions                    (298,389)    (208,811)      (51,009)
--------------------------------------  ------------   -----------   -----------
Net increase (decrease) in net assets
   resulting from unit transactions          676,728      339,777       (16,001)
--------------------------------------  ------------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    800,951      455,874        (9,085)
--------------------------------------  ------------   -----------   -----------
NET ASSETS AT DECEMBER 31, 1998         $  1,700,348     $952,249      $104,694
--------------------------------------  ------------   -----------   -----------
                                        ------------   -----------   -----------

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION
THE SEPARATE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account K (Separate Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on March 9, 1994. The Separate Account was registered with the Securities and Exchange Commission on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on May 17, 1994.

The assets of the Separate Account are owned by Lincoln Life. The portion of the Separate Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of Lincoln Life.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS: The Separate Account invests in Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and the Delaware Group Premium Fund, Inc. which consists of three series: Decatur Total Return Series, Trend Series, and Global Bond Series (Funds). The Funds are registered as open-ended investment management companies. Investments in the Funds are stated at the closing net asset value per share on December 31, 1998, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Separate Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.


FEDERAL INCOME TAXES: Operations of the Separate Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Separate Account's net investment income and the net realized gain on investments.


2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

PERCENT OF PREMIUM CHARGE: Prior to allocation of net premiums to the Separate Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover state taxes and federal income tax liabilities. Amounts retained during 1998,1997 and 1996 by Lincoln Life for such charges were $1,032,222, $622,721, and $253,616, respectively.

SEPARATE ACCOUNT CHARGES: Amounts are charged daily to the Separate Account by Lincoln Life for a mortality and expense risk charge at a current annual rate of
 .68% of the average daily net asset value of the Separate Account. These charges are made in return for Lincoln Life's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

OTHER CHARGES: Other charges which are paid to Lincoln Life by redeeming Separate Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 1998, 1997 and 1996 amounted to $9,231,450, $6,516,490 and $3,471,519, respectively .

The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

policies, premium billing, overhead expenses, and other miscellaneous expenses.

Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Separate Account's prospectus.

A transfer charge of $10 is incurred each time a policyowner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

3. NET ASSETS
The following is a summary of net assets owned at December 31, 1998.

                                                       LINCOLN                 LINCOLN      LINCOLN      LINCOLN
                                                       NATIONAL    LINCOLN     NATIONAL     NATIONAL     NATIONAL
                                                       AGGRESSIVE  NATIONAL    CAPITAL      EQUITY-      GLOBAL ASSET
                                                       GROWTH      BOND        APPRECIATION INCOME       ALLOCATION
                                         COMBINED      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $ 77,643,439  $6,183,604  $2,167,572  $ 9,170,703  $10,380,298    $2,956,451
---------------------------------------
Accumulated net investment income           8,016,230     972,358     220,818    1,102,679      634,308       455,300
---------------------------------------
Accumulated net realized gain on
   investments                                884,788      87,314      31,393      178,333      156,252        23,720
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments           19,630,863     (61,919)     69,791    4,425,753    3,640,978       334,929
---------------------------------------  ------------  ----------  ----------  -----------  -----------  -------------
                                         $106,175,320  $7,181,357  $2,489,574  $14,877,468  $14,811,836    $3,770,400
                                         ------------  ----------  ----------  -----------  -----------  -------------
                                         ------------  ----------  ----------  -----------  -----------  -------------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                         LINCOLN                                        LINCOLN        LINCOLN
                                         NATIONAL       LINCOLN          LINCOLN        NATIONAL       NATIONAL
                                         GROWTH AND     NATIONAL         NATIONAL       MONEY          SOCIAL
                                         INCOME         INTERNATIONAL    MANAGED        MARKET         AWARENESS
                                         SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $ 15,676,468     $5,348,120     $  2,494,201   $  1,158,644   $  12,606,416
---------------------------------------
Accumulated net investment income           1,705,972        419,230          362,272         88,879         760,736
---------------------------------------
Accumulated net realized gain on
   investments                                153,655         77,304           33,842             --          85,252
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments            5,150,342        751,595          304,770             --       3,790,466
---------------------------------------  ------------   --------------   ------------   ------------   -------------
                                         $ 22,686,437     $6,596,249     $  3,195,085   $  1,247,523   $  17,242,870
                                         ------------   --------------   ------------   ------------   -------------
                                         ------------   --------------   ------------   ------------   -------------

                                         LINCOLN          DELAWARE
                                         NATIONAL         DECATUR                      DELAWARE
                                         SPECIAL          TOTAL          DELAWARE      GLOBAL
                                         OPPORTUNITIES    RETURN         TREND         BOND
                                         SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------
Unit Transactions                          $7,152,328     $  1,487,314     $767,770      $ 93,550
---------------------------------------
Accumulated net investment income           1,191,487           87,601        5,909         8,681
---------------------------------------
Accumulated net realized gain on
   investments                                 30,131            5,305       21,943           344
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments              945,284          120,128      156,627         2,119
---------------------------------------  --------------   ------------   -----------   -----------
                                           $9,319,230     $  1,700,348     $952,249      $104,694
                                         --------------   ------------   -----------   -----------
                                         --------------   ------------   -----------   -----------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. PURCHASES AND SALES OF INVESTMENTS


The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1998.


                                         AGGREGATE    AGGREGATE
                                         COST OF      PROCEEDS
                                         PURCHASES    FROM SALES
----------------------------------------------------------------
Lincoln National Aggressive Growth Fund  $ 2,531,649  $  277,421
---------------------------------------
Lincoln National Bond Fund                 1,445,904     349,517
---------------------------------------
Lincoln National Capital Appreciation
   Fund                                    3,652,148     213,198
---------------------------------------
Lincoln National Equity-Income Fund        3,420,141     368,983
---------------------------------------
Lincoln National Global Asset
   Allocation Fund                         1,286,887     203,475
---------------------------------------
Lincoln National Growth and Income Fund    6,464,259     934,433
---------------------------------------
Lincoln National International Fund        1,386,948     408,144
---------------------------------------
Lincoln National Managed Fund              1,415,489     259,794
---------------------------------------
Lincoln National Money Market Fund         1,558,720     733,407
---------------------------------------
Lincoln National Social Awareness Fund     6,109,745     362,321
---------------------------------------
Lincoln National Special Opportunities
   Fund                                    2,997,975     495,902
---------------------------------------
Delaware Decatur Total Return Series         823,986      76,528
---------------------------------------
Delaware Trend Series                        437,181      91,195
---------------------------------------
Delaware Global Bond Series                   31,585      42,923
---------------------------------------  -----------  ----------
                                         $33,562,617  $4,817,241
                                         -----------  ----------
                                         -----------  ----------

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. INVESTMENTS


The following is a summary of investments owned at December 31, 1998.


                                                        NET
                                         SHARES         ASSET      VALUE OF         COST OF
                                         OUTSTANDING    VALUE      SHARES           SHARES
-------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund     537,207     $  13.37   $    7,181,487   $   7,243,406
---------------------------------------
Lincoln National Bond Fund                  196,202        12.69        2,489,620       2,419,829
---------------------------------------
Lincoln National Capital Appreciation
   Fund                                     683,337        21.77       14,877,741      10,451,988
---------------------------------------
Lincoln National Equity-Income Fund         682,123        21.71       14,812,111      11,171,133
---------------------------------------
Lincoln National Global Asset
   Allocation Fund                          239,248        15.76        3,770,470       3,435,541
---------------------------------------
Lincoln National Growth and Income Fund     490,121        46.29       22,686,858      17,536,516
---------------------------------------
Lincoln National International Fund         412,733        15.98        6,596,371       5,844,776
---------------------------------------
Lincoln National Managed Fund               168,421        18.97        3,195,145       2,890,375
---------------------------------------
Lincoln National Money Market Fund          124,755        10.00        1,247,546       1,247,546
---------------------------------------
Lincoln National Social Awareness Fund      428,046        40.28       17,243,188      13,452,722
---------------------------------------
Lincoln National Special Opportunities
   Fund                                     278,890        33.42        9,319,399       8,374,115
---------------------------------------
Delaware Decatur Total Return Series         87,558        19.42        1,700,379       1,580,251
---------------------------------------
Delaware Trend Series                        48,216        19.75          952,266         795,639
---------------------------------------
Delaware Global Bond Series                   9,803        10.68          104,696         102,577
---------------------------------------                            --------------   -------------
                                                                   $  106,177,277   $  86,546,414
                                                                   --------------   -------------
                                                                   --------------   -------------


6. DAILY VALUATION CALCULATION

Effective October 1996, the daily unit value calculation process was transferred from Lincoln Life to the Delaware Group, an affiliate of Lincoln Life. Costs associated with the calculation of the unit value are paid by Lincoln Life.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account") (comprised of the Lincoln National Aggressive Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Lincoln National Equity Income, Lincoln National Global Asset Allocation, Lincoln National Growth and Income, Lincoln National International, Lincoln National Managed, Lincoln National Money Market, Lincoln National Social Awareness, Lincoln National Special Opportunities, Delaware Decatur Total Return, Delaware Trend, and Delaware Global Bond subaccounts), as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account K at December 31, 1998, and the results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                                            [SIGNATURE]

Fort Wayne, Indiana
March 30, 1999

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                                                      DECEMBER 31
                                                                                      1998       1997
                                                                                      ---------  ---------
                                                                                      (IN MILLIONS)
                                                                                      --------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                                                 $23,830.9  $18,560.7
------------------------------------------------------------------------------------
Preferred stocks                                                                          236.0      257.3
------------------------------------------------------------------------------------
Unaffiliated common stocks                                                                259.3      436.0
------------------------------------------------------------------------------------
Affiliated common stocks                                                                  322.1      412.1
------------------------------------------------------------------------------------
Mortgage loans on real estate                                                           3,932.9    3,012.7
------------------------------------------------------------------------------------
Real estate                                                                               473.8      584.4
------------------------------------------------------------------------------------
Policy loans                                                                            1,606.0      660.5
------------------------------------------------------------------------------------
Other investments                                                                         434.4      335.5
------------------------------------------------------------------------------------
Cash and short-term investments                                                         1,725.4    2,133.0
------------------------------------------------------------------------------------  ---------  ---------
Total cash and investments                                                             32,820.8   26,392.2
------------------------------------------------------------------------------------
Premiums and fees in course of collection                                                  33.3       42.4
------------------------------------------------------------------------------------
Accrued investment income                                                                 432.8      343.5
------------------------------------------------------------------------------------
Reinsurance recoverable                                                                   171.6       71.1
------------------------------------------------------------------------------------
Funds withheld by ceding companies                                                         53.7       44.1
------------------------------------------------------------------------------------
Federal income taxes recoverable from parent company                                       64.7        6.9
------------------------------------------------------------------------------------
Goodwill                                                                                   49.5       52.4
------------------------------------------------------------------------------------
Other admitted assets                                                                      89.3       85.6
------------------------------------------------------------------------------------
Separate account assets                                                                36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total admitted assets                                                                 $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                                                     $12,310.6  $ 5,872.9
------------------------------------------------------------------------------------
Other policyholder funds                                                               16,647.5   16,360.1
------------------------------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee                               897.6      878.2
------------------------------------------------------------------------------------
Funds held under reinsurance treaties                                                     795.8      720.4
------------------------------------------------------------------------------------
Asset valuation reserve                                                                   484.5      450.0
------------------------------------------------------------------------------------
Interest maintenance reserve                                                              159.7      135.4
------------------------------------------------------------------------------------
Other liabilities                                                                         504.5      294.7
------------------------------------------------------------------------------------
Short-term loan payable to parent company                                                 140.0      120.0
------------------------------------------------------------------------------------
Net transfers due from separate accounts                                                 (789.0)    (761.9)
------------------------------------------------------------------------------------
Separate account liabilities                                                           36,907.0   31,330.9
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities                                                                      68,058.2   55,400.7
------------------------------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million (owned by Lincoln National
  Corporation)                                                                             25.0       25.0
------------------------------------------------------------------------------------
Surplus notes due to Lincoln National Corporation                                       1,250.0         --
------------------------------------------------------------------------------------
Paid-in surplus                                                                         1,930.1    1,821.8
------------------------------------------------------------------------------------
Unassigned surplus (deficit)                                                             (640.6)   1,121.6
------------------------------------------------------------------------------------  ---------  ---------
Total capital and surplus                                                               2,564.5    2,968.4
------------------------------------------------------------------------------------  ---------  ---------
Total liabilities and capital and surplus                                             $70,622.7  $58,369.1
------------------------------------------------------------------------------------  ---------  ---------
                                                                                      ---------  ---------

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                              YEAR ENDED DECEMBER 31
                                                                              1998       1997       1996
                                                                              ---------  ---------  ---------
                                                                              (IN MILLIONS)
                                                                              -------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                                         $12,737.6  $ 5,589.0  $ 7,268.5
----------------------------------------------------------------------------
Net investment income                                                           2,107.2    1,847.1    1,756.3
----------------------------------------------------------------------------
Amortization of interest maintenance reserve                                       26.4       41.5       27.2
----------------------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                           179.9       99.7       90.9
----------------------------------------------------------------------------
Expense charges on deposit funds                                                  134.6      119.3      100.7
----------------------------------------------------------------------------
Separate account investment management and administration service fees            396.3      325.5      244.6
----------------------------------------------------------------------------
Other income                                                                       31.3       21.3       16.8
----------------------------------------------------------------------------  ---------  ---------  ---------
Total revenues                                                                 15,613.3    8,043.4    9,505.0
----------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                               13,964.1    4,522.1    5,989.9
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                         2,919.4    3,053.9    3,123.1
----------------------------------------------------------------------------  ---------  ---------  ---------
Total benefits and expenses                                                    16,883.5    7,576.0    9,113.0
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before dividends to policyholders, income taxes
and net realized gain on investments                                           (1,270.2)     467.4      392.0
----------------------------------------------------------------------------
Dividends to policyholders                                                         67.9       27.5       27.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before federal income taxes and net realized
gain on investments                                                            (1,338.1)     439.9      364.7
----------------------------------------------------------------------------
Federal income taxes (credit)                                                    (141.0)      78.3       83.6
----------------------------------------------------------------------------  ---------  ---------  ---------
Gain (loss) from operations before net realized gain on investments            (1,197.1)     361.6      281.1
----------------------------------------------------------------------------
Net realized gain on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                  46.8       31.3       53.3
----------------------------------------------------------------------------  ---------  ---------  ---------
Net income (loss)                                                             $(1,150.3) $   392.9  $   334.4
----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              ---------  ---------  ---------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                                               YEAR ENDED DECEMBER 31
                                                                               1998       1997       1996
                                                                               ---------  ---------  ---------
                                                                               (IN MILLIONS)
                                                                               -------------------------------
Capital and surplus at beginning of year                                       $ 2,968.4  $ 1,962.6  $ 1,732.9
-----------------------------------------------------------------------------
Correction of prior year's asset valuation reserve                                    --      (37.6)        --
-----------------------------------------------------------------------------
Correction of prior year's admitted assets                                            --      (57.0)        --
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                                 2,968.4    1,868.0    1,732.9
CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                               (1,150.3)     392.9      334.4
-----------------------------------------------------------------------------
Difference in cost and admitted investment amounts                                (304.8)     (36.2)      38.6
-----------------------------------------------------------------------------
Nonadmitted assets                                                                 (17.1)      (0.4)      (3.0)
-----------------------------------------------------------------------------
Regulatory liability for reinsurance                                               (35.2)      (3.9)       0.6
-----------------------------------------------------------------------------
Life policy reserve valuation basis                                                 (0.4)      (0.9)      (0.4)
-----------------------------------------------------------------------------
Asset valuation reserve                                                            (34.5)     (36.9)    (105.5)
-----------------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                     1,250.0         --         --
-----------------------------------------------------------------------------
Paid-in surplus, including contribution of common stock of affiliated
company in 1997                                                                    108.4      938.4      100.0
-----------------------------------------------------------------------------
Separate account receivable due to change in valuation                                --       (2.6)        --
-----------------------------------------------------------------------------
Dividends to shareholder                                                          (220.0)    (150.0)    (135.0)
-----------------------------------------------------------------------------  ---------  ---------  ---------
Capital and surplus at end of year                                             $ 2,564.5  $ 2,968.4  $ 1,962.6
-----------------------------------------------------------------------------  ---------  ---------  ---------
                                                                               ---------  ---------  ---------

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                         YEAR ENDED DECEMBER 31
                                                                         1998        1997        1996
                                                                         ----------  ----------  ----------
                                                                         (IN MILLIONS)
                                                                         ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received              $ 13,495.2  $  6,364.3  $  8,059.4
-----------------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded                 (632.4)     (649.2)     (767.5)
-----------------------------------------------------------------------
Investment income received                                                  2,003.9     1,798.8     1,700.6
-----------------------------------------------------------------------
Separate account investment management and administration service fees        396.3       325.5       244.6
-----------------------------------------------------------------------
Benefits paid                                                              (7,395.8)   (5,345.2)   (4,050.4)
-----------------------------------------------------------------------
Insurance expenses paid                                                    (2,909.7)   (3,193.0)   (3,216.8)
-----------------------------------------------------------------------
Federal income taxes recovered (paid)                                          84.2       (87.0)      (72.3)
-----------------------------------------------------------------------
Dividends to policyholders                                                    (12.9)      (28.4)      (27.7)
-----------------------------------------------------------------------
Other income received and expenses paid, net                                  207.0        (8.7)      117.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) operating activities                         5,235.8      (822.9)    1,986.9
-----------------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                                 10,926.5    12,142.6    12,542.0
-----------------------------------------------------------------------
Purchase of investments                                                   (16,950.0)  (10,345.0)  (14,175.4)
-----------------------------------------------------------------------
Other sources (uses) including reinsured policy loans                        (778.3)      529.1      (377.2)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) investing activities                        (6,801.8)    2,326.7    (2,010.6)
-----------------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                               108.4          --       100.0
-----------------------------------------------------------------------
Proceeds from surplus notes from shareholder                                1,250.0          --          --
-----------------------------------------------------------------------
Proceeds from borrowings from shareholder                                     140.0       120.0       100.0
-----------------------------------------------------------------------
Repayment of borrowings from shareholder                                     (120.0)     (100.0)      (63.0)
-----------------------------------------------------------------------
Dividends paid to shareholder                                                (220.0)     (150.0)     (135.0)
-----------------------------------------------------------------------  ----------  ----------  ----------
Net cash provided by (used in) financing activities                         1,158.4      (130.0)        2.0
-----------------------------------------------------------------------  ----------  ----------  ----------
Net increase (decrease) in cash and short-term investments                   (407.6)    1,373.8       (21.7)
-----------------------------------------------------------------------
Cash and short-term investments at beginning of year                        2,133.0       759.2       780.9
-----------------------------------------------------------------------  ----------  ----------  ----------
Cash and short-term investments at end of year                           $  1,725.4  $  2,133.0  $    759.2
-----------------------------------------------------------------------  ----------  ----------  ----------
                                                                         ----------  ----------  ----------

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company ("Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1998, the Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LLANY").

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's subsidiaries are carried at their statutory-basis net equity and presented in the balance sheet as affiliated common stocks.

    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity and assumption reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting whereas such contracts would be accounted for using deposit accounting under GAAP.

    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                             CAPITAL AND SURPLUS   NET INCOME (LOSS)
                                             -----------------------------------------------------

                                             DECEMBER 31           YEAR ENDED DECEMBER 31
                                             1998       1997       1998       1997       1996
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
Amounts reported on a statutory-basis        $ 2,564.5  $ 2,968.4  $(1,150.3) $   392.9  $   334.4
-------------------------------------------
GAAP adjustments:
  Deferred policy acquisition costs,
    present value of future profits and
    goodwill                                   3,085.2      958.3       48.5      (98.9)      66.7
   ----------------------------------------
  Policy and contract reserves                (2,299.9)  (1,672.9)   1,743.4      (48.6)     (57.1)
   ----------------------------------------
  Interest maintenance reserve                   159.7      135.4       24.4       58.7      (39.7)
   ----------------------------------------
  Deferred income taxes                          181.6      (13.0)    (218.6)      70.3        1.8
   ----------------------------------------
  Policyholders' share of earnings and
    surplus on participating business           (132.8)     (79.8)       3.2        5.3        (.3)
   ----------------------------------------
  Asset valuation reserve                        484.5      450.0         --         --         --
   ----------------------------------------
  Net realized gain (loss) on investments       (174.1)     (91.5)    (116.7)     (20.4)      78.7
   ----------------------------------------
  Unrealized gain on investments               1,335.1    1,245.5         --         --         --
   ----------------------------------------
  Nonadmitted assets, including nonadmitted
    investments                                  119.1       61.0         --         --         --
   ----------------------------------------
  Investments in subsidiary companies            490.4      188.8       41.3      (80.5)      29.9
   ----------------------------------------
  Surplus notes and related interest          (1,251.5)        --       (1.5)        --         --
   ----------------------------------------
  Other, net                                    (120.1)    (162.5)     103.6      (35.0)     (82.6)
   ----------------------------------------  ---------  ---------  ---------  ---------  ---------
Net increase (decrease)                        1,877.2    1,019.3    1,627.6     (149.1)      (2.6)
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
Amounts on a GAAP basis                      $ 4,441.7  $ 3,987.7  $   477.3  $   243.8  $   331.8
-------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                             ---------  ---------  ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items through the IMR. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amoritized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations, increased liabilities associated with certain reinsurance agreements and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items have been sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the repurchase price. It is the Company's policy to take possession of securities with a market value at least equal to the securities loaned. Securities loaned are recorded at amortized cost as long as the value of the related collateral is sufficient. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserve released and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

    RECLASSIFICATION
    Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on unassigned surplus or net income previously reported.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

    The Company has received written approval from the Insurance Department to record surrender charges applicable to separate account liabilities for variable life and annuity products as a liability in the separate account financial statements payable to the Company's general account. In the accompanying financial statements, a corresponding receivable is recorded with the related income impact recorded in the accompanying Statement of Operations as a change in reserves or change in premium and other deposit funds.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                     YEAR ENDED DECEMBER 31
                                                                     1998       1997       1996
                                                                     -------------------------------
                                                                     (IN MILLIONS)
                                                                     -------------------------------
Income:
  Bonds                                                              $ 1,714.3  $ 1,524.4  $ 1,442.2
   ----------------------------------------------------------------
  Preferred stocks                                                        19.7       23.5        9.6
   ----------------------------------------------------------------
  Unaffiliated common stocks                                              10.6        8.3        6.5
   ----------------------------------------------------------------
  Affiliated common stocks                                                 5.2       15.0        9.5
   ----------------------------------------------------------------
  Mortgage loans on real estate                                          323.6      257.2      269.3
   ----------------------------------------------------------------
  Real estate                                                             81.4       92.2      114.4
   ----------------------------------------------------------------
  Policy loans                                                            86.5       37.5       35.0
   ----------------------------------------------------------------
  Other investments                                                       26.5       28.2       22.4
   ----------------------------------------------------------------
  Cash and short-term investments                                        104.7       70.3       48.9
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment income                                                2,372.5    2,056.6    1,957.8
-------------------------------------------------------------------
Expenses:
  Depreciation                                                            19.3       21.0       25.0
   ----------------------------------------------------------------
  Other                                                                  246.0      188.5      176.5
   ----------------------------------------------------------------  ---------  ---------  ---------
Total investment expenses                                                265.3      209.5      201.5
-------------------------------------------------------------------  ---------  ---------  ---------
Net investment income                                                $ 2,107.2  $ 1,847.1  $ 1,756.3
-------------------------------------------------------------------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------

    Nonadmitted accrued investment income at December 31, 1997 amounted to $2,600,000, consisting principally of interest on bonds in default and mortgage loans. No accrued investment income was nonadmitted at December 31, 1998.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                     COST OR    GROSS        GROSS
                                                     AMORTIZED  UNREALIZED   UNREALIZED   FAIR
                                                     COST       GAINS        LOSSES       VALUE
                                                     ----------------------------------------------
                                                     (IN MILLIONS)
                                                     ----------------------------------------------
At December 31, 1998:
  Corporate                                          $17,658.4   $ 1,159.8    $   148.2   $18,670.0
   ------------------------------------------------
  U.S. government                                        900.7        88.8          3.4       986.1
   ------------------------------------------------
  Foreign government                                     947.8        59.9         61.2       946.5
   ------------------------------------------------
  Mortgage-backed                                      4,312.1       171.6         33.4     4,450.3
   ------------------------------------------------
  State and municipal                                     11.9          .7           --        12.6
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $23,830.9   $ 1,480.8    $   246.2   $25,065.5
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

At December 31, 1997:
  Corporate                                          $13,003.8   $   942.2    $    60.1   $13,885.9
   ------------------------------------------------
  U.S. government                                        436.3        67.9           --       504.2
   ------------------------------------------------
  Foreign government                                   1,202.1       104.9          5.4     1,301.6
   ------------------------------------------------
  Mortgage-backed                                      3,874.3       215.2         27.1     4,062.4
   ------------------------------------------------
  State and municipal                                     44.2          .3           --        44.5
   ------------------------------------------------  ---------  -----------  -----------  ---------
                                                     $18,560.7   $ 1,330.5    $    92.6   $19,798.6
                                                     ---------  -----------  -----------  ---------
                                                     ---------  -----------  -----------  ---------

    The carrying amount of bonds in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $11,800,000 and $5,500,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as low or lower quality.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1998, by contractual maturity, is as follows:

                                                                               COST OR
                                                                               AMORTIZED  FAIR
                                                                               COST       VALUE
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Maturity:
  In 1999                                                                      $   705.6  $   712.6
   --------------------------------------------------------------------------
  In 2000-2003                                                                   4,041.9    4,142.8
   --------------------------------------------------------------------------
  In 2004-2008                                                                   6,652.0    6,860.1
   --------------------------------------------------------------------------
  After 2008                                                                     8,119.3    8,899.7
   --------------------------------------------------------------------------
  Mortgage-backed securities                                                     4,312.1    4,450.3
   --------------------------------------------------------------------------  ---------  ---------
Total                                                                          $23,830.9  $25,065.5
-----------------------------------------------------------------------------  ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1998, 1997 and 1996 were $9,395,000,000, $9,715,000,000 and
    $10,996,900,000, respectively. Gross gains during 1998, 1997 and 1996 of $186,300,000, $218,100,000 and $169,700,000,
    respectively, and gross losses of $138,000,000, $78,000,000 and $177,000,000, respectively, were realized on those sales.

    At December 31, 1998 and 1997, investments in bonds, with an admitted asset value of $97,800,000 and $76,200,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks and preferred stocks are reported directly in unassigned surplus and do not affect operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR     GROSS        GROSS
                                          AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                          COST        GAINS        LOSSES       VALUE
                                          --------------------------------------------
                                          (IN MILLIONS)
                                          --------------------------------------------
At December 31, 1998:
  Preferred stocks                         $236.0       $ 8.9        $ 2.4      $242.5
----------------------------------------
  Unaffiliated common stocks                223.3        62.0         26.0       259.3
----------------------------------------
At December 31, 1997:
  Preferred stocks                         $257.3       $12.1        $  .7      $268.7
----------------------------------------
  Unaffiliated common stocks                357.0        98.5         19.5       436.0
----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1998 and 1997 reflects adjustments of $5,800,000 and $4,000,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1998, the minimum and maximum lending rates for mortgage loans were 6.41% and 8.08%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 1998, the Company did not hold any mortgages with interest overdue beyond one year. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The components of the Company's real estate are summarized as follows:

                                                                                     DECEMBER 31
                                                                                     1998       1997
                                                                                     --------------------
                                                                                     (IN MILLIONS)
                                                                                     --------------------
Occupied by the Company:
  Land                                                                               $     2.5  $     2.5
   --------------------------------------------------------------------------------
  Buildings                                                                                9.0        8.4
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                           (1.7)      (1.2)
   --------------------------------------------------------------------------------  ---------  ---------
Net real estate occupied by the Company                                                    9.8        9.7
-----------------------------------------------------------------------------------
Other:
  Land                                                                                    93.2      124.1
   --------------------------------------------------------------------------------
  Buildings                                                                              413.0      491.6
   --------------------------------------------------------------------------------
  Other                                                                                    7.9        8.1
   --------------------------------------------------------------------------------
  Less accumulated depreciation                                                          (50.1)     (49.1)
   --------------------------------------------------------------------------------  ---------  ---------
Net other real estate                                                                    464.0      574.7
-----------------------------------------------------------------------------------  ---------  ---------
Net real estate                                                                      $   473.8  $   584.4
-----------------------------------------------------------------------------------  ---------  ---------
                                                                                     ---------  ---------

    Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                          1998       1997       1996
                                                                          -------------------------------
                                                                          (IN MILLIONS)
                                                                          -------------------------------
Realized capital gains                                                    $   179.7  $   209.3  $    69.3
------------------------------------------------------------------------
Less amount transferred to IMR (net of related taxes (credit) of $27.3,
$54.0 and $(6.7) in 1998, 1997 and 1996, respectively)                         50.8      100.2      (12.4)
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                              128.9      109.1       81.7
Less federal income taxes on realized gains                                    82.1       77.8       28.4
------------------------------------------------------------------------  ---------  ---------  ---------
Net realized capital gains                                                $    46.8  $    31.3  $    53.3
------------------------------------------------------------------------  ---------  ---------  ---------
                                                                          ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES
    Statutory-basis financial information related to the Company's four wholly owned insurance subsidiaries is summarized as follows (in millions):

                                                           DECEMBER 31, 1998
                                                           --------------------------------------------
                                                           FIRST
                                                           PENN       LNH&C        LNRAC      LLANY
                                                           --------------------------------------------
Cash and invested assets                                   $ 1,221.1   $   333.9   $   403.6  $ 1,938.0
---------------------------------------------------------
Other assets                                                    40.3        31.3       490.0      270.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total admitted assets                                      $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

Insurance reserves                                         $ 1,149.8   $   266.3   $   281.8  $ 1,814.5
---------------------------------------------------------
Other liabilities                                               42.0        24.0       553.7       45.1
---------------------------------------------------------
Liabilities related to separate accounts                          --          --          --      236.9
---------------------------------------------------------
Capital and surplus                                             69.6        74.9        58.1      111.7
---------------------------------------------------------  ---------  -----------  ---------  ---------
Total liabilities and capital and surplus                  $ 1,261.4   $   365.2   $   893.6  $ 2,208.2
---------------------------------------------------------  ---------  -----------  ---------  ---------
                                                           ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1998
                                                             --------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC      LLANY
                                                             --------------------------------------------
Revenues                                                     $   310.4   $   165.0   $   150.3  $ 1,402.6
-----------------------------------------------------------
Expenses                                                         310.6       164.4       139.5    1,656.1
-----------------------------------------------------------
Net realized gains (losses)                                       (0.3)        0.9        (0.1)      (0.7)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
Net income (loss)                                            $    (0.5)  $     1.5   $    10.7  $  (254.2)
-----------------------------------------------------------  ---------  -----------  ---------  ---------
                                                             ---------  -----------  ---------  ---------

                                                             DECEMBER 31, 1997
                                                             ------------------------------------------------
                                                             FIRST
                                                             PENN       LNH&C        LNRAC        LLANY
                                                             ------------------------------------------------
Cash and invested assets                                     $ 1,154.4   $   284.8    $   399.0    $   796.3
-----------------------------------------------------------
Other assets                                                      36.9        77.3        481.6        130.8
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total admitted assets                                        $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

Insurance reserves                                           $ 1,072.2   $   266.7    $   279.3    $   588.7
-----------------------------------------------------------
Other liabilities                                                 48.4        21.7        546.4          5.8
-----------------------------------------------------------
Liabilities related to separate accounts                            --          --           --        164.7
-----------------------------------------------------------
Capital and surplus                                               70.7        73.7         54.9        212.9
-----------------------------------------------------------  ---------  -----------  -----------  -----------
Total liabilities and capital and surplus                    $ 1,191.3   $   362.1    $   880.6    $   972.1
-----------------------------------------------------------  ---------  -----------  -----------  -----------
                                                             ---------  -----------  -----------  -----------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                               DECEMBER 31, 1997
                                                               ----------------------------------------------
                                                               FIRST
                                                               PENN       LNH&C      LNRAC        LLANY
                                                               ----------------------------------------------
Revenues                                                       $   267.6  $   135.4   $   125.3    $   230.0
-------------------------------------------------------------
Expenses                                                           262.6      244.2       114.6        224.4
-------------------------------------------------------------
Net realized gains (losses)                                           .1         .6         (.1)         (.1)
-------------------------------------------------------------  ---------  ---------  -----------  -----------
Net income (loss)                                              $     5.1  $  (108.2)  $    10.6    $     5.5
-------------------------------------------------------------  ---------  ---------  -----------  -----------
                                                               ---------  ---------  -----------  -----------

    The Company also owns three non-insurance subsidiaries, all of which were formed or acquired in 1998. AnnuityNet, Inc. was formed for the distribution of variable annuities over the internet and is valued on the equity method with an admitted asset value of $1,500,000 at December 31, 1998. Lincoln National Insurance Associates was purchased for $600,000 and is valued on the equity method with an admitted asset value of $600,000 at December 31, 1998. Sagemark Consulting, Inc. ("Sagemark") was purchased in 1998 and is a broker dealer acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $5,700,000 at December 31, 1998.

    The carrying value of all affiliated common stocks, was $322,100,000 and $412,100,000 at December 31, 1998 and 1997,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1998 and 1997 was $631,100,000 and
    $466,200,000, respectively.

    During 1998, 1997 and 1996 the Company's insurance subsidiaries paid dividends of $5,200,000, $15,000,000 and $10,500,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying statements of operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1997 and 1996, federal income taxes incurred totaled
    $78,300,000 and $83,600,000, respectively. In 1998, a
    federal income tax net operating loss of $103,800,000 and tax credits of $19,300,000 were incurred and carried back to recover taxes paid in prior years.

    The Company paid $2,300,000, $164,500,000 and $100,400,000 to LNC in 1998, 1997 and 1996, respectively, for federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption, "Other admitted assets", includes amounts recoverable from other insurers for claims paid by the Company, and the balance sheet caption, "Future policy benefits and claims," has been reduced for insurance ceded as follows:

                                                                                 DECEMBER 31
                                                                                 1998       1997
                                                                                 --------------------
                                                                                 (IN MILLIONS)
                                                                                 --------------------
Insurance ceded                                                                  $ 4,081.8  $ 1,431.0
-------------------------------------------------------------------------------
Amounts recoverable from other insurers                                               79.9       35.9
-------------------------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                        YEAR ENDED DECEMBER 31
                                                                        1998       1997       1996
                                                                        -------------------------------
                                                                        (IN MILLIONS)
                                                                        -------------------------------
Insurance assumed                                                       $ 9,018.9  $   727.2  $   241.3
----------------------------------------------------------------------
Insurance ceded                                                             877.1      302.9      193.3
----------------------------------------------------------------------  ---------  ---------  ---------
Net amount included in premiums                                         $ 8,141.8  $   424.3  $    48.0
----------------------------------------------------------------------  ---------  ---------  ---------
                                                                        ---------  ---------  ---------

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,098,800,000, $1,240,500,000 and $787,900,000 for 1998,
    1997 and 1996, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                               DECEMBER 31
                                                                               1998       1997
                                                                               --------------------
                                                                               (IN MILLIONS)
                                                                               --------------------
Premium deposit funds                                                          $16,285.2  $16,201.8
-----------------------------------------------------------------------------
Undistributed earnings on participating business                                   348.4      142.0
-----------------------------------------------------------------------------
Other                                                                               13.9       16.3
-----------------------------------------------------------------------------  ---------  ---------
                                                                               $16,647.5  $16,360.1
                                                                               ---------  ---------
                                                                               ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                         DECEMBER 31, 1998
                                                                         -----------------------------------
                                                                                                 NET OF
                                                                         GROSS      LOADING      LOADING
                                                                         -----------------------------------
                                                                         (IN MILLIONS)
                                                                         -----------------------------------
Ordinary new business                                                    $     9.5   $     3.4    $     6.1
-----------------------------------------------------------------------
Ordinary renewal                                                             (13.7)       11.3        (25.0)
-----------------------------------------------------------------------
Group life                                                                    14.2          .2         14.0
-----------------------------------------------------------------------  ---------       -----   -----------
                                                                         $    10.0   $    14.9    $    (4.9)
                                                                         ---------       -----   -----------
                                                                         ---------       -----   -----------

                                                                          DECEMBER 31, 1997
                                                                          -----------------------------------
                                                                                                  NET OF
                                                                          GROSS      LOADING      LOADING
                                                                          -----------------------------------
                                                                          (IN MILLIONS)
                                                                          -----------------------------------
Ordinary new business                                                     $     3.2   $     2.4    $      .8
------------------------------------------------------------------------
Ordinary renewal                                                               17.8         3.2         14.6
------------------------------------------------------------------------
Group life                                                                     10.6          .2         10.4
------------------------------------------------------------------------  ---------         ---        -----
                                                                          $    31.6   $     5.8    $    25.8
                                                                          ---------         ---        -----
                                                                          ---------         ---        -----

    The Company has entered into non-exclusive managing general agent agreements with International Benefit Services Corp., HRM Claim Management, Inc. and Pediatrics Insurance Consultants, Inc. to write group life and health business. Direct premiums written related to the agreements amounted to $11,900,000 and $13,400,000 in 1998 and 1997, respectively. During 1996, LNC Administrative Services Corporation, an affiliate, entered into a similar agreement with the Company with direct premiums written amounting to $7,000,000 and $7,200,000 in 1998 and 1997, respectively.
    Authority granted by the managing general agents agreements include underwriting, claims adjustment and claims payment services.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES
    At December 31, 1998, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                  AMOUNT     PERCENT
                                                                                  ----------------------
                                                                                  (IN MILLIONS)
                                                                                  ----------------------
Subject to discretionary withdrawal with adjustment:
  With market value adjustment                                                    $ 2,659.5           5%
   -----------------------------------------------------------------------------
  At book value, less surrender charge                                              2,959.2           5
   -----------------------------------------------------------------------------
  At market value                                                                  35,472.0          63
   -----------------------------------------------------------------------------  ---------         ---
                                                                                   41,090.7          73
Subject to discretionary withdrawal without adjustment at book value with
minimal or no charge or adjustment                                                 12,747.3          22
--------------------------------------------------------------------------------
Not subject to discretionary withdrawal                                             2,625.1           5
--------------------------------------------------------------------------------  ---------         ---
Total annuity reserves and deposit fund liabilities -- before reinsurance          56,463.1         100%
--------------------------------------------------------------------------------                    ---
                                                                                                    ---
Less reinsurance                                                                    1,683.8
--------------------------------------------------------------------------------  ---------
Net annuity reserves and deposit fund liabilities, including separate accounts    $54,779.3
--------------------------------------------------------------------------------  ---------
                                                                                  ---------

    A reconciliation of the total net annuity reserves and deposit fund liabilities to the amounts reported in the Company's 1998 Annual Statement and the Company's Separate
    Accounts Annual Statement is as follows:

                                                                    DECEMBER 31,
                                                                    1998
                                                                    -------------
                                                                    (IN MILLIONS)
                                                                    -------------
Per 1998 Annual Statement:
  Exhibit 8, Section B -- Total (net)                                 $ 2,554.6
----------------------------------------------------------------
  Exhibit 8, Section C -- Total (net)                                      26.0
----------------------------------------------------------------
  Exhibit 10, Column 1, Line 19                                        16,579.6
----------------------------------------------------------------    -------------
                                                                       19,160.2
----------------------------------------------------------------    -------------
Per Separate Accounts Annual Statement
  Exhibit 6, Column 2, Line 0299999                                       146.4
----------------------------------------------------------------
  Page 3, Line 3                                                       35,472.7
----------------------------------------------------------------    -------------
                                                                       35,619.1
----------------------------------------------------------------    -------------
Total net annuity reserves and deposit fund liabilities               $54,779.3
----------------------------------------------------------------    -------------
                                                                    -------------

8.  CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS (CONTINUED)
    repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1998), and subject to approval by the Indiana Insurance Commissioner. No interest payments were approved by the Indiana Insurance Commissioner as of December 31, 1998 and, thus, no amounts were accrued at that date.

    A summary of the terms of these surplus notes follows:

                                                                    CURRENT YEAR
                                     PRINCIPAL        PRINCIPAL       INTEREST
  DATE ISSUED                      AMOUNT OF NOTE    OUTSTANDING        PAID
  -------------------------------  --------------   -------------   ------------
  January 5, 1998                   $500,000,000    $ 500,000,000   $ 32,300,000
  -------------------------------
  December 18, 1998                  750,000,000      750,000,000             --
  -------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1998 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. It is expected that statutory-basis unassigned surplus will return to a positive position within two to three years from the closing of the Aetna transaction assuming a level of statutory-basis earnings coinciding with recent earnings patterns. If statutory-basis earnings are less then recent patterns due to adverse operating conditions or further indemnity reinsurance transactions of this nature or other factors, or if dividends are approved and paid at amounts higher than recent history, the statutory-basis unassigned surplus may not return to a positive position as soon as expected. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial statements of income or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Option issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1998, 885,252 and 504,369 shares of LNC common stock were subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 430,053 and 87,160, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $23.50 to $96.41. During 1998, 1997 and 1996, 136,469, 170,789 and 72,405 options were exercised, respectively, and 18,288, 1,846 and 10,950 options were forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1998 and 1997 is a net liability of $670,100,000 and $516,900,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    MARKETING AND COMPLIANCE ISSUES
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1998, 1997 and 1996 was $34,000,000, $29,300,000 and $26,400,000, respectively. Future minimum rental commitments are as follows (in millions):

1999                                    $    18.9
--------------------------------------
2000                                         18.4
--------------------------------------
2001                                         18.7
--------------------------------------
2002                                         18.7
--------------------------------------
2003                                         18.6
--------------------------------------
Thereafter                                  116.6
--------------------------------------  ---------
                                        $   209.9
                                        ---------
                                        ---------

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 1998 were $54,800,000. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. Prior to December 31, 1997, the Company limited its maximum coverage that it retained on an individual to $3,000,000. Based on a review of the capital and business in-force effective in January 1998, the Company changed the amount it will retain on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been reinsured with other companies to limit its exposure to interest rate risks. At December 31, 1998, the reserves associated with these reinsurance arrangements totaled $1,608,500,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying statutory-basis financial statements reflect premiums, benefits and policy acquisition expenses net of reinsurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American Statements Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,658,200,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities.

    Pursuant to the terms of the reinsurance agreement, the Company, LLANY and CIGNA are in the final stages of agreeing to the statutory-basis values of these assets and liabilities. Any changes to these values that may occur in future periods will not be material to the Company's financial position.

    Subsequent to this transaction, the Company and LLANY announced that they had reached an agreement to sell the administration rights to a variable

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of August 1, 1998.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    On October 1, 1998, the Company and LLANY entered into an indemnity reinsurance transaction whereby the Company and LLANY reinsured 100% of a block of individual life insurance business from Aetna, Inc. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LLANY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1998, the Company has provided $44,900,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company has retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $43,400,000 and $8,200,000 at December 31, 1998 and 1997, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1998, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1998, 25% of such mortgages ($980,500,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $58,200,000.

    At December 31, 1998, the Company did not have a concentration of: 1) business transactions with a particular customer, lender or distributor; 2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse affect on the financial position of the Company.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    Four lawsuits involving alleged fraud in the sale of interest sensitive universal life and whole life insurance have been filed as class actions against the Company, although the court has not certified a class in any of these cases. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While the relief sought in these cases is substantial, it is premature to make assessments about the potential loss, if any, because the status of the cases ranges from the early states of litigation to the dismissal and appeals stage. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1998 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts which issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1998 and 1997 were $30,900,000 and $41,600,000, respectively. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1998 and 1997.

    The Company's wholly owned subsidiary, LNH&C, accepts personal accident reinsurance programs from other insurance companies. Most of these programs are presented to LNH&C by independent brokers who represent the ceding companies. Certain excess of loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. At December 31, 1998 and 1997, liabilities of $177,400,000 and $186,300,000, respectively, have been established for such programs. These reserves are based on various estimates that are subject to considerable uncertainty. Accordingly, this reserve may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    The Company and LNH&C continue to investigate the personal accident reinsurance programs to determine if there are additional programs including certain workers compensation programs, which may produce losses. At this time, the Company and LNH&C do not have sufficient information to determine whether or not it is probable that additional losses have been incurred nor can the Company and LNH&C accurately estimate the ultimate cost or timing of the outcome on these programs.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk, increased liabilities associated with reinsurance agreements and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                          NOTIONAL OR         ASSETS (LIABILITIES)
                                          CONTRACT AMOUNTS    -----------------------------------
                                                              CARRYING   FAIR   CARRYING   FAIR
                                                              VALUE      VALUE  VALUE      VALUE
                                          -------------------------------------------------------

                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          1998      1997      1998       1998   1997       1997
                                          -------------------------------------------------------
                                          (IN MILLIONS)
                                          -------------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements            $4,108.8  $4,900.0   $ 9.3     $  .9   $13.9     $   .9
       ---------------------------------
  Swaptions                                1,899.5   1,752.0    16.2       2.5     6.9        6.9
       ---------------------------------
  Interest rate swaps                        258.3      10.0      --       9.9      --       (1.8)
       ---------------------------------
  Put options                                 21.3        --      --       2.2      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                           6,287.9   6,662.0    25.5      15.5    20.8        6.0
Foreign currency derivatives:
  Forward contracts                            1.5     163.1      --        --     5.4        5.4
       ---------------------------------
  Foreign currency swaps                      47.2      15.0      --        .3      --       (2.1)
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                              48.7     178.1      --        .3     5.4        3.3
Commodity derivatives:
  Commodity swaps                              8.1        --      --       2.4      --         --
       ---------------------------------  --------  --------  --------   -----  --------   ------
                                          $6,344.7  $6,840.1   $25.5     $18.2   $26.2     $  9.3
                                          --------  --------  --------   -----  --------   ------
                                          --------  --------  --------   -----  --------   ------

    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                      ------------------------------------------------------------------
                                      INTEREST RATE CAPS    SPREAD LOCKS            SWAPTIONS
                                      1998       1997       1998         1997       1998       1997
                                      ------------------------------------------------------------------
                                      (IN MILLIONS)
                                      ------------------------------------------------------------------
Balance at beginning of year          $ 4,900.0  $ 5,500.0   $      --   $      --  $ 1,752.0  $   672.0
------------------------------------
New contracts                             708.8         --          --        50.0      218.3    1,080.0
------------------------------------
Terminations and maturities            (1,500.0)    (600.0)         --       (50.0)     (70.8)        --
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                $ 4,108.8  $ 4,900.0   $      --   $      --  $ 1,899.5  $ 1,752.0
------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                      ---------  ---------         ---   ---------  ---------  ---------

                                                                   FINANCIAL FUTURES
                                                                           CONTRACTS   INTEREST RATE SWAPS
                                                               --------------------------------------------
                                                               1998         1997       1998       1997
                                                               --------------------------------------------
Balance at beginning of year                                    $      --   $   147.7  $    10.0  $      --
-------------------------------------------------------------
New contracts                                                          --        88.3    2,226.6       10.0
-------------------------------------------------------------
Terminations and maturities                                            --      (236.0)  (1,978.3)        --
-------------------------------------------------------------         ---   ---------  ---------  ---------
Balance at end of year                                          $      --   $      --  $   258.3  $    10.0
-------------------------------------------------------------         ---   ---------  ---------  ---------
                                                                      ---   ---------  ---------  ---------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                                                      PUT OPTIONS                     COMMODITY SWAPS
                                                                      ------------------------------------------------
                                                                      1998       1997         1998         1997
                                                                      ------------------------------------------------
Balance at beginning of year                                          $      --   $      --    $      --    $      --
--------------------------------------------------------------------
New contracts                                                              21.3          --          8.1           --
--------------------------------------------------------------------
Terminations and maturities                                                  --          --           --           --
--------------------------------------------------------------------  ---------         ---          ---          ---
Balance at end of year                                                $    21.3   $      --    $     8.1    $      --
--------------------------------------------------------------------  ---------         ---          ---          ---
                                                                      ---------         ---          ---          ---


                                             FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
                                             ------------------------------------------------------------------

                                             FOREIGN EXCHANGE      FOREIGN CURRENCY        FOREIGN CURRENCY
                                             FORWARD CONTRACTS     OPTIONS                 SWAPS
                                             1998       1997       1998         1997       1998       1997
                                             ------------------------------------------------------------------
                                             (IN MILLIONS)
                                             ------------------------------------------------------------------
Balance at beginning of year                 $   163.1  $   251.5   $      --   $    43.9  $    15.0  $    15.0
-------------------------------------------
New contracts                                    419.8      833.1          --          --       39.2         --
-------------------------------------------
Terminations and maturities                     (581.4)    (921.6)         --       (43.9)      (7.0)        --
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
Balance at end of year                       $     1.5  $   163.0   $      --   $      --  $    47.2  $    15.0
-------------------------------------------  ---------  ---------         ---   ---------  ---------  ---------
                                             ---------  ---------         ---   ---------  ---------  ---------

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 1999 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other assets ($9,300,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SWAPTIONS
    Swaptions, which expire in 1999 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other assets ($16,200,000 as of December 31, 1998) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government note is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads.

    FINANCIAL FUTURE CONTRACTS
    The Company uses exchange-traded financial futures contracts to hedge against interest rate risks and to manage duration of a portion of its

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily.

    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreements the stream of variable coupon payments generated from the bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income.

    The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired or assumed blocks of business. Once the assets are purchased, the gains resulting from the termination of the swap agreements are applied to the basis of the assets purchased. The gains are recognized in earnings over the life of the assets.

    PUT OPTION
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate a fixed income, fixed maturity investment. The put options give the Company the right, but not the obligation, to sell to the counterparty of the agreement the specified securities on a specified date at a fixed price.

    FOREIGN CURRENCY DERIVATIVES (FOREIGN INVESTMENTS)
    The Company uses a combination of foreign exchange forward contracts, foreign currency options and foreign currency swaps, all of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. Foreign currency options give the Company the right, but not the obligation, to buy or sell a foreign currency at a specific exchange rate during a specified time period. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries pursuant to an agreement to re-exchange the two currencies at the same rate of exchange at a specified future date.

    COMMODITY SWAP
    The Company uses a commodity swap to hedge its exposure to fluctuations in the price of gold, which is the underlying variable in determining the periodic interest payments associated with a fixed income security. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owns a fixed income security that meets its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments are the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts/payments from commodity swaps are recorded in net investment income.

    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $10,000,000, $7,000,000 and $6,900,000 in 1998, 1997 and 1996, respectively.
    Deferred losses of $48,200,000 as of December 31, 1998, were the result of:
    1) terminated and expired spread-lock agreements and; 2) terminated interest rate swaps. These losses are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

    The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate cap agreements, swaptions, spread-lock agreements, financial futures, interest rate swaps, put options and foreign currency derivatives. However, the Company does not anticipate nonperformance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value for such agreements with each counterparty if the net market value is in the Company's favor. At December 31, 1998, the exposure was $21,100,000.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.

    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.

    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial future contracts and; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.

    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

    SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                 DECEMBER 31
                                                 ----------------------------------------------
                                                 1998                    1997
                                                 ----------------------------------------------
                                                 CARRYING                CARRYING
ASSETS (LIABILITIES)                             VALUE       FAIR VALUE  VALUE       FAIR VALUE
-----------------------------------------------------------------------------------------------
                                                 (IN MILLIONS)
                                                 ----------------------------------------------
Bonds                                            $ 23,830.9  $ 25,065.5  $ 18,560.7  $ 19,798.6
-----------------------------------------------
Preferred stocks                                      236.0       242.5       257.3       268.7
-----------------------------------------------
Unaffiliated common stocks                            259.3       259.3       436.0       436.0
-----------------------------------------------
Mortgage loans on real estate                       3,932.9     4,100.1     3,012.7     3,179.2
-----------------------------------------------
Policy loans                                        1,606.0     1,685.9       660.5       648.3
-----------------------------------------------
Other investments                                     434.4       434.4       335.5       335.5
-----------------------------------------------
Cash and short-term investments                     1,725.4     1,725.4     2,133.0     2,133.0
-----------------------------------------------
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed
    interest contracts                            (17,845.8)  (17,486.4)  (17,324.2)  (16,887.6)
   --------------------------------------------
  Remaining guaranteed interest and similar
    contracts                                        (714.4)     (738.2)   (1,267.0)   (1,294.6)
   --------------------------------------------
Short-term debt                                      (140.0)     (140.0)     (120.0)     (120.0)
-----------------------------------------------
Surplus notes due to LNC                           (1,250.0)   (1,335.1)         --          --
-----------------------------------------------
Derivatives                                            25.5        18.2        26.2         9.3
-----------------------------------------------
Investment commitments                                   --        (0.6)         --        (0.5)
-----------------------------------------------
Separate account assets                            36,907.0    36,907.0    31,330.9    31,330.9
-----------------------------------------------
Separate account liabilities                      (36,907.0)  (36,907.0)  (31,330.9)  (31,330.9)
-----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In October 1996, the Company and LLANY purchased a block of group tax-qualified annuity business from UNUM Corporation affiliates. The bulk of the transaction was completed in the form of an assumption reinsurance transaction, which resulted in a ceding commission of $71,800,000. The ceding commission resulted in admissible goodwill of $62,300,000, which is being amortized on a straight-line basis over 10 years. LLANY was required by the New York Department of Insurance to expense its portion of the ceding commission in 1996. Policy liabilities and related accruals of the Company and its wholly owned subsidiary increased by $3,200,000,000 as a result of this transaction.

    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $76,700,000 in 1998 and override commissions and operating expense allowances of $61,600,000 and $56,300,000 in 1997 and 1996, respectively. LLAD incurred expenses of $102,400,000, $5,500,000 and $15,700,000 in 1998, 1997 and 1996, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.

    Cash and short-term investments at December 31, 1998 and 1997 include the Company's participation in a short-term investment pool with LNC of $383,600,000 and $325,600,000, respectively. Related investment income amounted to $16,800,000, $15,500,000 and $15,300,000 in 1998, 1997 and 1996,
    respectively. Short-term loan payable to parent company at December 31, 1998 and 1997 represent notes payable to LNC.

    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $92,100,000, $48,500,000 and $34,100,000 in 1998, 1997 and 1996, respectively.

    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                        YEAR ENDED DECEMBER 31
                        1998       1997       1996
                        -------------------------------
                        (IN MILLIONS)
                        -------------------------------
Insurance assumed       $    13.7  $    11.9  $    17.9
----------------------
Insurance ceded             290.1      100.3      302.8
----------------------

    The balance sheets include reinsurance balances with affiliated companies as follows:

                          DECEMBER 31
                          1998       1997
                          --------------------
                          (IN MILLIONS)
                          --------------------
Future policy benefits
and claims assumed        $   197.3  $   245.5
------------------------
Future policy benefits
and claims ceded            1,125.0      997.2
------------------------
Amounts recoverable on
paid and unpaid losses         84.2       30.4
------------------------
Reinsurance payable on
paid losses                     6.0        5.3
------------------------
Funds held under
reinsurance treaties --
net liability               1,375.4    1,115.4
------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $318,300,000 and $280,900,000 at December 31, 1998 and 1997,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1998 and 1997, LNC had guaranteed $237,000,000 and $229,100,000, respectively, of these letters of credit. At December 31, 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $122,400,000 for statutory surplus relief received under financial reinsurance ceded agreements.

14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially all of the separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

    Separate account premiums, deposits and other considerations amounted to $3,953,300,000, $4,821,800,000 and $4,148,700,000 in 1998, 1997

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    and 1996, respectively. Reserves for separate accounts with assets at fair value were $36,145,900,000 and $30,560,700,000 at

    December 31, 1998 and 1997, respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              1998           1997
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Transfers as reported in the Summary of Operations of the
various separate accounts:
  Transfers to separate accounts                              $ 3,954.9      $ 4,824.0
------------------------------------------------------------
  Transfers from separate accounts                             (4,069.8)      (2,943.8)
------------------------------------------------------------  ---------      ---------
Net transfers to (from) separate accounts as reported in the
Summary of Operations                                         $  (114.9)     $ 1,880.2
------------------------------------------------------------  ---------      ---------
                                                              ---------      ---------

15. RECONCILIATION OF ANNUAL STATEMENT TO AUDITED FINANCIAL STATEMENTS In 1997, certain errors were identified by the Illinois
    Insurance Department in the calculation of the AVR as of December 31, 1996 and 1995. The effects of the AVR errors also resulted in the need for revisions in the calculation of certain investment limitation thresholds, the results of which indicated that additional assets should have been nonadmitted as of December 31, 1996. As discussed by the Company with the Indiana and Illinois Insurance Departments, corrections were made to affected pages of the Company's
    NAIC Annual Statement which were refiled with various state insurance departments. However, due to immateriality of the corrections in relation to the financial statements taken as a whole, the audited 1996 and 1995 statutory-basis financial statements were not corrected and re-issued.

    The Company's 1997 NAIC Annual Statement, as filed with various state insurance departments, also includes the corrected balances for 1996 and 1995. The following is a reconciliation of total admitted assets, total liabilities and capital and surplus as of December 31, 1996 as presented in the 1997 NAIC Annual Statement (as corrected) to the accompanying audited financial statements.

                                          TOTAL                    CAPITAL
                                          ADMITTED   TOTAL         AND
                                          ASSETS     LIABILITIES   SURPLUS
                                          ---------------------------------
Balance as of December 31, 1996 as
reported in the accompanying audited
financial statements                      $50,016.6   $ 48,054.0   $1,962.6
----------------------------------------
Effect of AVR errors                             --         37.6      (37.6)
----------------------------------------
Effect of change in investment
limitations                                   (57.0)          --      (57.0)
----------------------------------------  ---------  -----------   --------
Balance as of December 31, 1996 as
reported in the 1997 NAIC Annual
Statement                                 $49,959.6   $ 48,091.6   $1,868.0
----------------------------------------  ---------  -----------   --------
                                          ---------  -----------   --------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue is pervasive and complex and affects virtually every aspect of the Company's business. The Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners are particularly vulnerable. The Company has been redirecting a large portion of internal Information Technology efforts and contracting with outside consultants to update systems to address Year 2000 issues. Experts have been engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1998, the Company identified expenditures of $26,300,000 to address this issue. This brings the expenditures for 1996 through 1998 to $34,200,000 million. The Company's financial plans for 1999 and 2000 include expected expenditures of an additional $38,300,000 bringing estimated overall Year 2000 expenditures to $72,500,000. Because updating systems and procedures is an integral part of the Company's on-going operations, approximately 50% of expenditures shown above are expected to continue after all Year 2000 issues have been resolved. Actual Year 2000 expenditures through December 31, 1998 and future Year 2000 expenditures are expected to be funded from operating cash flows. The anticipated cost of addressing Year 2000 issues is based on management's current best estimates which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. Such costs will be closely monitored by management. Nevertheless, there can be no guarantee that actual costs will not be higher than these estimated costs. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems and other uncertainties. The total expenditures identified represent only the Company's portion of LNC's larger expenditures to address the Year 2000 issue.

    The current scope of the overall Year 2000 program includes the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and Local Area Network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans.

    The projects to address IT and non-IT readiness have four major phases. Phase one involves raising awareness and creating an inventory of all IT and non-IT assets. The second phase consists of assessing all items inventoried to initially determine whether they are affected by the Year 2000 issue and preparing general plans and strategies. The third phase entails the detailed planning and remediation of affected systems and equipment. The last phase consists of testing to verify Year 2000 readiness.

    The Company has completed those four phases for over two-thirds of its high priority IT systems, including those provided by software vendors. While the Company's year 2000 program for nearly all high priority IT systems is expected to be completed in the first quarter 1999, phase four, for a small but important subset of these systems, will continue through the end of the second quarter 1999. As of December 31, 1998, the status of projects addressing readiness of IT assets is: 100% of IT assets have been inventoried (Phase 1) and assessed (Phase 2); 94% of IT projects have been through the remediation phase (Phase 3) with the last project scheduled for completion by the end of March 1999; and 69% of IT projects have completed the testing phase (Phase 4) with the last project scheduled to finish testing by the end of June 1999. A portion of the effort that extends into 1999 is dependent on outside third parties and is behind the original schedule. The Company is working with these parties to modify the completion schedule.

    As of December 31, 1998, the status of projects that address readiness of high priority non-IT assets is: 100% of non-IT assets have been inventoried (Phase 1) and assessed (Phase 2); 79% of non-IT projects addressing remediation (Phase 3) have been completed and 21% of non-IT projects have completed the testing phase (Phase 4). The Company expects to have all phases related to high priority non-IT completed by the end of October 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. CENTURY COMPLIANCE (UNAUDITED) (CONTINUED)
    Concurrent with the IT and non-IT projects, the readiness of key business partners is being reviewed and Year 2000 contingency plans are being developed. The most significant categories of key business partners are financial institutions, software vendors and utility providers (gas, electric and telecommunications). Surveys have been mailed to these key business partners. Based on responses received, current levels of readiness are being assessed, follow-up contacts are underway, alternative strategies are being developed and testing is being scheduled where feasible. This effort is expected to continue well into 1999. As noted above, software vendor assessments are considered part of the IT projects and, therefore, would follow the schedule shown above for such projects.

    While the Company is working to meet the schedules outlined above, some uncertainty remains. Specific factors that give rise to this uncertainty include a possible loss of technical resources to perform the work, failure to identify all susceptible systems, non-compliance by third parties whose systems and operations impact the Company and other similar uncertainties.

    A worst case scenario might include the Company's inability to achieve Year 2000 readiness with respect to one or more of the Company's significant policyholder systems resulting in a material disruption to the Company's operations. Specifically, the Company could experience an interruption in its ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records and/or perform adequate customer service. Should the worst case scenario occur, it could, depending on its duration, have a material impact on the Company's results of operations and financial position. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period would have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 contingency planning. The Company is in the process of modifying its contingency plans to address potential Year 2000 issues. Where these efforts identify high risks due either to unacceptable work around procedures or significant readiness risks, appropriate risk management techniques are being developed. These techniques, such as resource shifting or use of alternate providers, will be employed to provide stronger assurances of readiness. The Company has gone through exercises to identify worst case scenario failures. At this time, the Company believes its plans are sufficient to mitigate identified worst case scenarios.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (a wholly owned subsidiary of Lincoln National Corporation) as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

February 1, 1999

                                    PART II
                    CONTENTS OF THIS REGISTRATION STATEMENT


    This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
  1940

    Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    The facing sheet.

    A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


    The Prospectus consisting of 100 pages.


    The undertaking to file reports

    The representation pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

    The signatures


    The written consents of the following persons:
    Robert A. Picarello, Esquire
    Vaughn W. Robbins, FSA
    Ernst & Young LLP


    The following exhibits:


       1.        (1)  Certified Resolution of the Board of Directors of the Company establishing the
                        Account.(3)
                 (2)  Not applicable.
                 (3)        (a)  Not applicable.
                            (b)  Not applicable.
                            (c)  Commission Schedule (Revised).(3)
                 (4)  Not applicable.
                 (5)        (a)  Application.(3)
                            (b)  Policy.(3)
                 (6)        (a)  Articles of Incorporation of the Company.(2)
                            (b)  By-Laws of the Company.(2)
                 (7)  Not applicable.

                 (8)  Fund Participation Agreements(1).
                            (a)  Lincoln National Special Opportunities Fund, Inc.
                            (b)  Lincoln National Social Awareness Fund, Inc.
                            (c)  Lincoln National Global Asset Allocation Fund, Inc. (formerly, Lincoln
                                  National Putnam Master Fund, Inc.)
                            (d)  Lincoln National Aggressive Growth, Fund, Inc.
                            (e)  Lincoln National Money Market Fund, Inc.
                            (f)  Lincoln National Managed Fund, Inc.
                            (g)  Lincoln National International Fund, Inc.
                            (h)  Lincoln National Bond Fund, Inc.
                            (i)  Lincoln National Capital Appreciation Fund, Inc.
                            (j)  Lincoln National Equity Income Fund, Inc.
                            (k)  Lincoln National Growth & Income Fund, Inc. (formerly Lincoln National
                                  Growth Fund, Inc.)
                            (l)  Delaware Group Premium Fund, Inc.
                 (9)  Proposed Form of Indemnification Agreement (Revised).*
                (10)  Form of Application see Exhibit 1(5)(a)
       2.  See Exhibit 1(5)(b)
       3.  Opinion and Consent of Robert A. Picarello, Esquire.
       4.  Not applicable.
       5.  Opinion and Consent of Vaughn W. Robbins, FSA, Assistant Vice President
       6.  Consent of Ernst & Young LLP, Independent Auditors.
       7.  Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.(3)
       8.  N/A
       9.  Other Exhibits.*
                 (1)  Power of Attorney -- Jack D. Hunter
                 (2)  Power of Attorney -- Gabriel Shaheen
                 (3)  Power of Attorney -- Ian M. Rolland
                 (4)  Power of Attorney -- Jon A. Boscia
                 (5)  Power of Attorney -- Richard C. Vaughan


*Previously filed as an exhibit to the registration statement


(1) Incorporated by reference to registrant's post-effective amendment number 3 filed on April 25, 1997.



(2) Incorporated by reference to registration statement filed on Form S-6 (file no. 333-40745) filed on November 21, 1997.



(3) Incorporated by reference to registrant's post-effective amendment number 4 filed on April 20, 1998.

                                   SIGNATURES



    As required by the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form S-6 (File No. 033-76432) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 29th day of April, 1999. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                ACCOUNT K (REGISTRANT).

                                By:              /s/ JOHN H. GOTTA
                                     -----------------------------------------
                                                   John H. Gotta
                                               SENIOR VICE PRESIDENT
                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                                      COMPANY

                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                (DEPOSITOR)

                                By:              /s/ JOHN H. GOTTA
                                     -----------------------------------------
                                                   John H. Gotta
                                               SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to this Registration Statement (File No. 033-76432) has been signed below on April 29, 1999 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



          SIGNATURE                       TITLE
------------------------------  --------------------------

                                President, Chief Executive
  /s/ GABRIEL L. SHAHEEN  *       Officer and Director
------------------------------    (Principal Executive
      Gabriel L. Shaheen          Officer)

  /s/ LAWRENCE T. ROWLAND  *
------------------------------  Executive Vice President
     Lawrence T. Rowland          and Director

                                Senior Vice President,
  /s/ TODD R. STEPHENSON  *       Chief Financial Officer
------------------------------    and Assistant Treasurer
      Todd R. Stephenson          (Principal Financial
                                  Officer)

     /s/ KEITH J. RYAN  *       Vice President and
------------------------------    Controller (Principal
        Keith J. Ryan             Accounting Officer)

  /s/ H. THOMAS MCMEEKIN  *
------------------------------  Director
      H. Thomas McMeekin

  /s/ RICHARD C. VAUGHAN  *
------------------------------  Director
      Richard C. Vaughan

     /s/ JON A. BOSCIA  *
------------------------------  Director
        Jon A. Boscia



                                *By:             /s/ JOHN H. GOTTA
                                      ----------------------------------------
                                                   John H. Gotta
                                                  ATTORNEY-IN-FACT



(A Majority of the Directors)